                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to 240.14a-12

                       The Hartford Mutual Funds II, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                       THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

Dear Shareholders:

You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"). The Meeting will take place on September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to elect members of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies"); (ii) for certain Funds to approve a proposal to permit the investment adviser to the Funds to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) (the "Sub-Advisers") without obtaining shareholder approval; (iii) for certain Funds to approve proposals to combine, eliminate or revise certain fundamental policies; and (iv) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) of the Meeting.

We request that you complete the enclosed proxy card(s) for the upcoming Meeting. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you were sent one proxy card for each account. Please vote and return each proxy card that you received. Each Company's Board of Directors has reviewed and unanimously approved these proposals and recommends that you vote FOR each proposal. The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed proxy card(s) in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. Your vote is important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

Very truly yours,

/s/ David M. Znamierowski

David M. Znamierowski
President and Chief Executive Officer

                              IMPORTANT INFORMATION

We encourage you to read the enclosed proxy statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to elect members of the Boards of Directors for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies"). Second, shareholders of certain Funds are being asked to approve a proposal to permit the Funds' investment adviser to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more Funds) ("Sub-Advisers") without obtaining shareholder approval. Third, shareholders of certain Funds are being asked to approve proposals to combine, eliminate or revise certain fundamental policies.

Q. WHO IS BEING NOMINATED TO SERVE AS A DIRECTOR?

A. There are nine nominees for both Companies, eight of whom currently make up the Board of Directors of The Hartford Mutual Funds, Inc., six of whom currently make up the Board of Directors of The Hartford Mutual Funds II, Inc., and one of whom, William P. Johnston, does not currently serve as a director on either Board.

Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. Certain of the Funds are structured so that each Fund has an investment adviser and an investment sub-adviser. For these Funds, the investment adviser supervises the activities of the investment sub-adviser, which in turn performs the day-to-day investment management of the Funds. Currently, for all of the Funds except The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and the Hartford Select MidCap Value Fund, in order to hire a Sub-Adviser it is necessary to obtain shareholder approval, and thus to incur the expense of a shareholder meeting. Hartford HLS Series Fund II, Inc., an affiliate of the Funds, received an order from the Securities and Exchange Commission permitting Hartford HLS Series Fund II, Inc., as well as the Funds, to hire or terminate Sub-Advisers without a shareholder vote, subject to the shareholders' prior approval of the operation of the respective Fund in this manner. The order is contingent on various requirements being met, including that the investment adviser retain oversight and responsibility for each Fund, that the Funds receive shareholder approval to use the order, and that a Sub-Adviser may only be hired or replaced upon the approval of the directors of the appropriate Fund. The shareholders of each of the series of Hartford HLS Series Fund II, Inc. and the shareholders of The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and the Hartford Select MidCap Value Fund have previously approved the implementation of the order. In order to afford the flexibility provided by the order to certain of the other series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., management is seeking shareholders' approval of such an arrangement for certain of the Funds. The Funds benefit from this order by being able to act more quickly and with less expense when the need arises to replace or hire an investment Sub-Adviser. Shareholder approval of this arrangement is not being sought for certain of the Funds because those Funds do not employ sub-advisers.

Q. WHY ARE WE PROPOSING TO CHANGE CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES?

A. As described in more detail in the accompanying proxy statement, many of the existing fundamental policies that we propose to change were adopted in response to regulatory, business, or industry requirements or conditions that are no longer relevant or applicable. In addition, small variations in the wording of similar restrictions among the whole family of funds advised by the affiliates of The Hartford Financial Services Group, Inc. ("The Hartford") (collectively, the "Hartford Funds") makes the task of ensuring compliance with each restriction difficult and expensive. We are proposing to remove certain policies and bring those that remain in line, wherever possible, with other fundamental policies in place, or expected to be in place, for other Hartford Funds. This proposal would provide the Funds with additional flexibility in pursuit of their investment objectives.

Q. DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS RESULT OF ANY OF THESE PROPOSALS?

A. These changes are being proposed to help streamline the compliance and regulatory processes, and are not expected to result in any material changes in the investment strategies or practices of the Funds.

Q. HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and unanimously approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q. WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares through more than one account, you may receive multiple proxy cards.

Q. WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford or Georgeson Shareholder Communications, Inc., a firm authorized by The Hartford, may be contacting you to urge you to vote on these important matters.

Q. HOW DO I VOTE?

A. Shareholders of record can vote proxies by (i) mailing their signed proxy cards; (ii) calling a toll-free telephone number; or (iii) using the Internet. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been properly recorded. Instructions for shareholders of record who wish to use the telephone or Internet voting procedures are set forth on the enclosed proxy card(s).

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. Please call Georgeson Shareholder Communications, Inc., your Fund's information agent, toll-free at 888-999-3559.

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                       THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

      A Joint Special Meeting of Shareholders (the "Meeting") of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on September 7, 2005 at 8:30 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

      1.    For each Company, to elect a Board of Directors.

      2. For each Fund, except The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Capital Appreciation II Fund, The Hartford Conservative Allocation Fund, The Hartford Floating Rate Fund, The Hartford Growth Allocation Fund, The Hartford Income Allocation Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund, to approve a proposal to permit its investment adviser to select and contract with investment sub-advisers that are not affiliated with Hartford Investment Financial Services, LLC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

      3. For all Funds, except The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select Mid Cap Growth Fund, The Hartford Select Mid Cap Value Fund, The Hartford Global Communications Fund, and The Hartford Global Financial Services Fund, each a separate series of The Hartford Mutual Funds, Inc., to approve proposals to combine, eliminate or revise certain fundamental policies of the Funds.

      4. To transact such other business as may properly come before the Meeting.

      The Board of Directors of each Company unanimously recommends approval of each item listed in this notice, as applicable. Shareholders of record on June 21, 2005 are entitled to notice of and to vote at the Meeting.

      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S), IN ORDER TO SAVE THE COMPANIES ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                            By order of the Boards of Directors,

                                            /s/ Edward P. Macdonald

                                            Edward P. Macdonald
                                            Secretary

Dated: [JUNE __, 2005]

                        THE HARTFORD MUTUAL FUNDS, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           THE HARTFORD ADVISERS FUND
                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                       THE HARTFORD INCOME ALLOCATION FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                       THE HARTFORD MUTUAL FUNDS II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 PROXY STATEMENT
                                 [JUNE __, 2005]

      The enclosed proxy card(s) are solicited by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company," and together, the "Companies") in connection with the Joint Special Meeting of Shareholders (the "Meeting") of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds"), to be held September 7, 2005, at 8:30 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) of the Meeting. The mailing address of the principal executive offices for both Companies is P.O. Box 2999, Hartford, Connecticut 06104-2999.

      The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund. The approximate mailing date of this Proxy Statement is July 18, 2005. Representatives of the Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may solicit proxies by means of mail or telephone calls. Georgeson Shareholder Communications, Inc., ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,300,000, plus expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      Hartford Investment Financial Services, LLC ("HIFSCO"), the investment adviser, administrator, and principal underwriter for the Companies, is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

      Shareholders may revoke authority to vote their shares by giving written notice of revocation to Edward P. Macdonald, the Secretary of both Companies. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "for" each Proposal. In instances where choices are specified by the shareholders in the proxy cards, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to Proposal I, the election of directors, votes may be cast for all nominees, withheld for all nominees, or withheld for certain nominees. Abstentions may be specified for Proposals II and III (to permit each Fund's investment adviser to select and contract with certain sub-advisers without obtaining shareholder approval, and to approve changes to fundamental investment policies, respectively). With respect to Proposals II and III, abstentions and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "against" such item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

      In addition to completing and returning the enclosed proxy card(s), shareholders are also able to vote by touchtone telephone or by Internet by following the instructions included with the proxy card(s) accompanying this Proxy Statement. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating the telephone call or Internet link.

      In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card(s) and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card(s). Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card(s) or by touchtone telephone or the Internet as set forth above. The proxy vote received last in time from each shareholder, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

      Only those shareholders owning shares as of the close of business on June 21, 2005 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Attachment A lists the issued and outstanding shares of each Fund as of that date. Each shareholder is entitled to one vote for each share held. The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and The Hartford Income Allocation Fund (each, a "Fund of Funds," and collectively, the "Funds of Funds") are series of The Hartford Mutual Funds, Inc. whose only investments are shares of certain other series of the Companies (the "Underlying Funds"). The Funds of Funds have granted HIFSCO the authority to vote proxies on their behalf. HIFSCO will vote proxies, with respect to the shares of Underlying Funds owned by the Funds of Funds, in what it believes are the best economic interests of the Funds of Funds and in accordance with its Proxy Policies and Procedures.

      The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company. As to any Fund for which matters will be considered that will affect that Fund individually, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

      A copy of each Company's most recent annual report and the most recent semi-annual report, succeeding the annual report, if any, is available upon request. If you would like to receive a copy, please contact the Company in question at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                     SUMMARY OF PROPOSALS AND FUNDS AFFECTED

      The following table identifies the various proposals set forth in this Proxy Statement and indicates which Funds are affected by each proposal. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                      THE
                                    HARTFORD       THE
                        THE        AGGRESSIVE    HARTFORD     THE HARTFORD    THE HARTFORD    THE HARTFORD
                      HARTFORD       GROWTH      BALANCED       CAPITAL         CAPITAL       CONSERVATIVE    THE HARTFORD
                      ADVISERS     ALLOCATION   ALLOCATION    APPRECIATION    APPRECIATION     ALLOCATION     DISCIPLINED
     PROPOSAL:          FUND          FUND         FUND           FUND          II FUND           FUND        EQUITY FUND
-------------------   --------     ----------   ----------    ------------    ------------    ------------    ------------
   I. TO ELECT A          X            X             X             X               X               X               X
BOARD OF DIRECTORS

 II. TO PERMIT THE        X                                        X                                               X
 FUND'S INVESTMENT
 ADVISER TO SELECT
 AND CONTRACT WITH
   SUB-ADVISERS
 WITHOUT OBTAINING
    SHAREHOLDER
     APPROVAL

III.A(i) TO REVISE                                                 X                                               X
THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

   III.A(ii) TO                                                    X                                               X
   REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
BORROWING OF MONEY

   III.A(iii) TO
    REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
   BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
   SECURITIES ON
      MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

  III.C TO REVISE                                                  X                                               X
  THE FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

                                      THE
                                    HARTFORD       THE
                        THE        AGGRESSIVE    HARTFORD     THE HARTFORD    THE HARTFORD    THE HARTFORD
                      HARTFORD       GROWTH      BALANCED       CAPITAL         CAPITAL       CONSERVATIVE    THE HARTFORD
                      ADVISERS     ALLOCATION   ALLOCATION    APPRECIATION    APPRECIATION     ALLOCATION     DISCIPLINED
     PROPOSAL:          FUND          FUND         FUND           FUND          II FUND           FUND        EQUITY FUND
-------------------   --------     ----------   ----------    ------------    ------------    ------------    ------------
  III.D TO REVISE                                                  X                                               X
  THE FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

  III.E TO REVISE                                                  X                                               X
  THE FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

  III.F TO REVISE                                                  X                                               X
  THE FUNDAMENTAL
 POLICY REGARDING
        THE
DIVERSIFICATION OF
    INVESTMENTS

  III.G TO REVISE         X            X             X             X                               X               X
  THE FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
     WITHIN A
PARTICULAR INDUSTRY

    III.H(i) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
PURCHASES FROM AND
SALES TO OFFICERS,
   DIRECTORS AND
     EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
SECURITIES TRADING
     ACCOUNTS

  III.I TO REVISE                                                  X                                               X
  THE FUNDAMENTAL
 POLICY REGARDING
THE MAKING OF LOANS

                                      THE
                                    HARTFORD       THE
                        THE        AGGRESSIVE    HARTFORD     THE HARTFORD    THE HARTFORD    THE HARTFORD
                      HARTFORD       GROWTH      BALANCED       CAPITAL         CAPITAL       CONSERVATIVE    THE HARTFORD
                      ADVISERS     ALLOCATION   ALLOCATION    APPRECIATION    APPRECIATION     ALLOCATION     DISCIPLINED
     PROPOSAL:          FUND          FUND         FUND           FUND          II FUND           FUND        EQUITY FUND
-------------------   --------     ----------   ----------    ------------    ------------    ------------    ------------
III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

  III.K TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
INVESTMENTS WITHIN
CERTAIN INDUSTRIES

                        THE                                                                  THE
                      HARTFORD       THE                                                   HARTFORD      THE         THE
                      DIVIDEND     HARTFORD       THE         THE        THE HARTFORD       GLOBAL     HARTFORD   HARTFORD
                         AND        EQUITY     HARTFORD     HARTFORD        GLOBAL        FINANCIAL     GLOBAL     GLOBAL
                       GROWTH       INCOME     FLOATING      FOCUS      COMMUNICATIONS     SERVICES     HEALTH     LEADERS
     PROPOSAL:          FUND         FUND      RATE FUND     FUND            FUND            FUND        FUND       FUND
-------------------   --------     --------    ---------    --------    --------------    ---------    --------   --------
   I. TO ELECT A          X           X            X           X               X              X           X           X
BOARD OF DIRECTORS

 II. TO PERMIT THE        X           X                        X               X              X           X           X
 FUND'S INVESTMENT
 ADVISER TO SELECT
 AND CONTRACT WITH
   SUB-ADVISERS
 WITHOUT OBTAINING
    SHAREHOLDER
     APPROVAL

III.A(i) TO REVISE                                                                                        X
  THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

   III.A(ii) TO                                                                                           X
    REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
BORROWING OF MONEY

                        THE                                                                  THE
                      HARTFORD       THE                                                   HARTFORD      THE         THE
                      DIVIDEND     HARTFORD       THE         THE        THE HARTFORD       GLOBAL     HARTFORD   HARTFORD
                         AND        EQUITY     HARTFORD     HARTFORD        GLOBAL        FINANCIAL     GLOBAL     GLOBAL
                       GROWTH       INCOME     FLOATING      FOCUS      COMMUNICATIONS     SERVICES     HEALTH     LEADERS
     PROPOSAL:          FUND         FUND      RATE FUND     FUND            FUND            FUND        FUND       FUND
-------------------   --------     --------    ---------    --------    --------------    ---------    --------   --------
   III.A(iii) TO
    REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
   BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
   SECURITIES ON
      MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

  III.C TO REVISE                                                                                         X
  THE FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

  III.D TO REVISE                                                                                         X
  THE FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

  III.E TO REVISE                                                                                         X
  THE FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

                        THE                                                                  THE
                      HARTFORD       THE                                                   HARTFORD      THE         THE
                      DIVIDEND     HARTFORD       THE         THE        THE HARTFORD       GLOBAL     HARTFORD   HARTFORD
                         AND        EQUITY     HARTFORD     HARTFORD        GLOBAL        FINANCIAL     GLOBAL     GLOBAL
                       GROWTH       INCOME     FLOATING      FOCUS      COMMUNICATIONS     SERVICES     HEALTH     LEADERS
     PROPOSAL:          FUND         FUND      RATE FUND     FUND            FUND            FUND        FUND       FUND
-------------------   --------     --------    ---------    --------    --------------    ---------    --------   --------
  III.F TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
       THE
DIVERSIFICATION OF
    INVESTMENTS

  III.G TO REVISE         X           X                        X                                                      X
  THE FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
     WITHIN A
PARTICULAR INDUSTRY

    III.H(i) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
PURCHASES FROM AND
SALES TO OFFICERS,
   DIRECTORS AND
     EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
SECURITIES TRADING
     ACCOUNTS

  III.I TO REVISE                                                                                         X
  THE FUNDAMENTAL
 POLICY REGARDING
THE MAKING OF LOANS

III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

                        THE                                                                  THE
                      HARTFORD       THE                                                   HARTFORD      THE         THE
                      DIVIDEND     HARTFORD       THE         THE        THE HARTFORD       GLOBAL     HARTFORD   HARTFORD
                         AND        EQUITY     HARTFORD     HARTFORD        GLOBAL        FINANCIAL     GLOBAL     GLOBAL
                       GROWTH       INCOME     FLOATING      FOCUS      COMMUNICATIONS     SERVICES     HEALTH     LEADERS
     PROPOSAL:          FUND         FUND      RATE FUND     FUND            FUND            FUND        FUND       FUND
-------------------   --------     --------    ---------    --------    --------------    ---------    --------   --------
  III.K TO REVISE                                                                                         X
  THE FUNDAMENTAL
 POLICY REGARDING
INVESTMENTS WITHIN
CERTAIN INDUSTRIES

                                           THE                                    THE                        THE HARTFORD
                        THE HARTFORD     HARTFORD         THE         THE       HARTFORD          THE        INTERNATIONAL
                           GLOBAL         GROWTH       HARTFORD    HARTFORD      INCOME        HARTFORD         CAPITAL
                         TECHNOLOGY     ALLOCATION    HIGH YIELD    INCOME     ALLOCATION      INFLATION     APPRECIATION
      PROPOSAL:             FUND           FUND          FUND        FUND         FUND         PLUS FUND         FUND
----------------------  ------------    ----------    ----------   --------    ----------      ---------     -------------
 I. TO ELECT A BOARD          X              X             X           X            X              X               X
     OF DIRECTORS

  II. TO PERMIT THE           X                            X           X                           X               X
  FUND'S INVESTMENT
ADVISER TO SELECT AND
    CONTRACT WITH
 SUB-ADVISERS WITHOUT
OBTAINING SHAREHOLDER
       APPROVAL

  III.A(i) TO REVISE          X
   THE FUNDAMENTAL
 POLICY REGARDING THE
  ISSUING OF SENIOR
     SECURITIES

 III.A(ii) TO REVISE          X
   THE FUNDAMENTAL
 POLICY REGARDING THE
  BORROWING OF MONEY

 III.A(iii) TO REVISE
   THE FUNDAMENTAL
 POLICY REGARDING THE
 BORROWING OF MONEY,
  ISSUING OF SENIOR
    SECURITIES AND
PURCHASING SECURITIES
      ON MARGIN

  III.B TO ELIMINATE
   THE FUNDAMENTAL
 POLICY REGARDING THE
 PLEDGING, MORTGAGING
 OR HYPOTHECATING OF
        ASSETS

                                           THE                                    THE                        THE HARTFORD
                        THE HARTFORD     HARTFORD         THE         THE       HARTFORD          THE        INTERNATIONAL
                           GLOBAL         GROWTH       HARTFORD    HARTFORD      INCOME        HARTFORD         CAPITAL
                         TECHNOLOGY     ALLOCATION    HIGH YIELD    INCOME     ALLOCATION      INFLATION     APPRECIATION
      PROPOSAL:             FUND           FUND          FUND        FUND         FUND         PLUS FUND         FUND
----------------------  ------------    ----------    ----------   --------    ----------      ---------     -------------
 III.C TO REVISE THE          X
  FUNDAMENTAL POLICY
      REGARDING
     UNDERWRITING
      SECURITIES

 III.D TO REVISE THE          X
  FUNDAMENTAL POLICY
REGARDING INVESTMENTS
  IN REAL ESTATE AND
  INTERESTS THEREIN

 III.E TO REVISE THE          X
  FUNDAMENTAL POLICY
 REGARDING PURCHASES
     AND SALES OF
   COMMODITIES AND
COMMODITIES CONTRACTS

 III.F TO REVISE THE
  FUNDAMENTAL POLICY
    REGARDING THE
  DIVERSIFICATION OF
     INVESTMENTS

 III.G TO REVISE THE                         X             X           X            X              X               X
  FUNDAMENTAL POLICY
 REGARDING INVESTMENT
CONCENTRATIONS WITHIN
A PARTICULAR INDUSTRY

III.H(i) TO ELIMINATE
   THE FUNDAMENTAL
   POLICY REGARDING
  PURCHASES FROM AND
  SALES TO OFFICERS,
    DIRECTORS AND
      EMPLOYEES

     III.H(ii) TO
    ELIMINATE THE
  FUNDAMENTAL POLICY
 REGARDING SECURITIES
   TRADING ACCOUNTS

 III.I TO REVISE THE          X
  FUNDAMENTAL POLICY
 REGARDING THE MAKING
       OF LOANS

                                           THE                                    THE                        THE HARTFORD
                        THE HARTFORD     HARTFORD         THE         THE       HARTFORD          THE        INTERNATIONAL
                           GLOBAL         GROWTH       HARTFORD    HARTFORD      INCOME        HARTFORD         CAPITAL
                         TECHNOLOGY     ALLOCATION    HIGH YIELD    INCOME     ALLOCATION      INFLATION     APPRECIATION
      PROPOSAL:             FUND           FUND          FUND        FUND         FUND         PLUS FUND         FUND
----------------------  ------------    ----------    ----------   --------    ----------      ---------     -------------
  III.J TO ELIMINATE
   THE FUNDAMENTAL
   POLICY REGARDING
     SHORT SALES

 III.K TO REVISE THE          X
  FUNDAMENTAL POLICY
REGARDING INVESTMENTS
    WITHIN CERTAIN
      INDUSTRIES

                                          THE                                               THE         THE
                                       HARTFORD                     THE         THE       HARTFORD    HARTFORD      THE
                      THE HARTFORD   INTERNATIONAL     THE       HARTFORD     HARTFORD     SELECT      SELECT     HARTFORD
                     INTERNATIONAL       SMALL       HARTFORD     MIDCAP       MONEY       MIDCAP      MIDCAP      SHORT
                     OPPORTUNITIES      COMPANY       MIDCAP       VALUE       MARKET      GROWTH      VALUE      DURATION
     PROPOSAL:            FUND           FUND          FUND        FUND         FUND        FUND        FUND        FUND
-------------------  -------------   -------------   --------    --------     --------    --------    --------    --------
   I. TO ELECT A           X               X            X            X           X           X           X           X
BOARD OF DIRECTORS

 II. TO PERMIT THE         X               X            X            X           X                                   X
 FUND'S INVESTMENT
 ADVISER TO SELECT
 AND CONTRACT WITH
   SUB-ADVISERS
 WITHOUT OBTAINING
    SHAREHOLDER
     APPROVAL

III.A(i) TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
  THE ISSUING OF
 SENIOR SECURITIES

   III.A(ii) TO
    REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
BORROWING OF MONEY

                                          THE                                               THE         THE
                                       HARTFORD                     THE         THE       HARTFORD    HARTFORD      THE
                      THE HARTFORD   INTERNATIONAL     THE       HARTFORD     HARTFORD     SELECT      SELECT     HARTFORD
                     INTERNATIONAL       SMALL       HARTFORD     MIDCAP       MONEY       MIDCAP      MIDCAP      SHORT
                     OPPORTUNITIES      COMPANY       MIDCAP       VALUE       MARKET      GROWTH      VALUE      DURATION
     PROPOSAL:            FUND           FUND          FUND        FUND         FUND        FUND        FUND        FUND
-------------------  -------------   -------------   --------    --------     --------    --------    --------    --------
   III.A(iii) TO
    REVISE THE
FUNDAMENTAL POLICY
   REGARDING THE
   BORROWING OF
 MONEY, ISSUING OF
 SENIOR SECURITIES
  AND PURCHASING
   SECURITIES ON
      MARGIN

III.B TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
   THE PLEDGING,
   MORTGAGING OR
 HYPOTHECATING OF
      ASSETS

  III.C TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
   UNDERWRITING
    SECURITIES

  III.D TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
  INVESTMENTS IN
  REAL ESTATE AND
 INTERESTS THEREIN

  III.E TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
   PURCHASES AND
     SALES OF
  COMMODITIES AND
    COMMODITIES
     CONTRACTS

                                          THE                                               THE         THE
                                       HARTFORD                     THE         THE       HARTFORD    HARTFORD      THE
                      THE HARTFORD   INTERNATIONAL     THE       HARTFORD     HARTFORD     SELECT      SELECT     HARTFORD
                     INTERNATIONAL       SMALL       HARTFORD     MIDCAP       MONEY       MIDCAP      MIDCAP      SHORT
                     OPPORTUNITIES      COMPANY       MIDCAP       VALUE       MARKET      GROWTH      VALUE      DURATION
     PROPOSAL:            FUND           FUND          FUND        FUND         FUND        FUND        FUND        FUND
-------------------  -------------   -------------   --------    --------     --------    --------    --------    --------
  III.F TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
        THE
DIVERSIFICATION OF
    INVESTMENTS

  III.G TO REVISE          X               X            X            X           X                                   X
  THE FUNDAMENTAL
 POLICY REGARDING
    INVESTMENT
  CONCENTRATIONS
     WITHIN A
PARTICULAR INDUSTRY

    III.H(i) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
PURCHASES FROM AND
SALES TO OFFICERS,
   DIRECTORS AND
     EMPLOYEES

   III.H(ii) TO
   ELIMINATE THE
FUNDAMENTAL POLICY
     REGARDING
SECURITIES TRADING
     ACCOUNTS

  III.I TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
THE MAKING OF LOANS

III.J TO ELIMINATE
  THE FUNDAMENTAL
 POLICY REGARDING
    SHORT SALES

  III.K TO REVISE
  THE FUNDAMENTAL
 POLICY REGARDING
INVESTMENTS WITHIN
CERTAIN INDUSTRIES

                          THE HARTFORD                     THE HARTFORD
                              SMALL                          TAX-FREE       THE HARTFORD     THE HARTFORD
                             COMPANY       THE HARTFORD     CALIFORNIA      TAX-FREE NEW     TOTAL RETURN     THE HARTFORD
       PROPOSAL:              FUND          STOCK FUND         FUND           YORK FUND        BOND FUND       VALUE FUND
-----------------------   ------------     ------------    ------------     ------------     ------------     ------------
I. TO ELECT A BOARD OF          X               X                X                X                X               X
       DIRECTORS

   II. TO PERMIT THE            X               X                X                X                X               X
   FUND'S INVESTMENT
 ADVISER TO SELECT AND
     CONTRACT WITH
 SUB-ADVISERS WITHOUT
 OBTAINING SHAREHOLDER
       APPROVAL

III.A(i) TO REVISE THE                          X
  FUNDAMENTAL POLICY
 REGARDING THE ISSUING
 OF SENIOR SECURITIES

  III.A(ii) TO REVISE                           X
THE FUNDAMENTAL POLICY
     REGARDING THE
  BORROWING OF MONEY

 III.A(iii) TO REVISE
THE FUNDAMENTAL POLICY
     REGARDING THE
  BORROWING OF MONEY,
   ISSUING OF SENIOR
    SECURITIES AND
 PURCHASING SECURITIES
       ON MARGIN

III.B TO ELIMINATE THE
  FUNDAMENTAL POLICY
     REGARDING THE
 PLEDGING, MORTGAGING
  OR HYPOTHECATING OF
        ASSETS

  III.C TO REVISE THE                           X
  FUNDAMENTAL POLICY
REGARDING UNDERWRITING
      SECURITIES

  III.D TO REVISE THE                           X
  FUNDAMENTAL POLICY
 REGARDING INVESTMENTS
  IN REAL ESTATE AND
   INTERESTS THEREIN

                          THE HARTFORD                     THE HARTFORD
                              SMALL                          TAX-FREE       THE HARTFORD     THE HARTFORD
                             COMPANY       THE HARTFORD     CALIFORNIA      TAX-FREE NEW     TOTAL RETURN     THE HARTFORD
       PROPOSAL:              FUND          STOCK FUND         FUND           YORK FUND        BOND FUND       VALUE FUND
-----------------------   ------------     ------------    ------------     ------------     ------------     ------------
  III.E TO REVISE THE                           X
  FUNDAMENTAL POLICY
  REGARDING PURCHASES
     AND SALES OF
    COMMODITIES AND
 COMMODITIES CONTRACTS

  III.F TO REVISE THE                           X
  FUNDAMENTAL POLICY
     REGARDING THE
  DIVERSIFICATION OF
      INVESTMENTS

  III.G TO REVISE THE           X               X                X                X                X               X
  FUNDAMENTAL POLICY
 REGARDING INVESTMENT
 CONCENTRATIONS WITHIN
 A PARTICULAR INDUSTRY

 III.H(i) TO ELIMINATE
THE FUNDAMENTAL POLICY
  REGARDING PURCHASES
   FROM AND SALES TO
  OFFICERS, DIRECTORS
     AND EMPLOYEES

III.H(ii) TO ELIMINATE
THE FUNDAMENTAL POLICY
 REGARDING SECURITIES
   TRADING ACCOUNTS

  III.I TO REVISE THE                           X
  FUNDAMENTAL POLICY
 REGARDING THE MAKING
       OF LOANS

III.J TO ELIMINATE THE
  FUNDAMENTAL POLICY
 REGARDING SHORT SALES

  III.K TO REVISE THE
  FUNDAMENTAL POLICY
 REGARDING INVESTMENTS
    WITHIN CERTAIN
      INDUSTRIES

                                                                                                   THE
                                                        THE           THE           THE          HARTFORD
                            THE       THE HARTFORD    HARTFORD     HARTFORD       HARTFORD         U.S.       THE HARTFORD
                         HARTFORD        GROWTH       SMALLCAP     TAX-FREE       TAX-FREE      GOVERNMENT       VALUE
                          GROWTH     OPPORTUNITIES     GROWTH      MINNESOTA      NATIONAL      SECURITIES   OPPORTUNITIES
      PROPOSAL:            FUND           FUND          FUND         FUND           FUND           FUND           FUND
----------------------   --------    -------------    --------     ---------      --------      ----------   -------------
 I. TO ELECT A BOARD         X             X             X             X              X             X              X
     OF DIRECTORS

  II. TO PERMIT THE          X             X             X             X              X             X              X

                                                                                                   THE
                                                        THE           THE           THE          HARTFORD
                            THE       THE HARTFORD    HARTFORD     HARTFORD       HARTFORD         U.S.       THE HARTFORD
                         HARTFORD        GROWTH       SMALLCAP     TAX-FREE       TAX-FREE      GOVERNMENT       VALUE
                          GROWTH     OPPORTUNITIES     GROWTH      MINNESOTA      NATIONAL      SECURITIES   OPPORTUNITIES
      PROPOSAL:            FUND           FUND          FUND         FUND           FUND           FUND           FUND
----------------------   --------    -------------    --------     ---------      --------      ----------   -------------
  FUND'S INVESTMENT
ADVISER TO SELECT AND
    CONTRACT WITH
 SUB-ADVISERS WITHOUT
OBTAINING SHAREHOLDER
       APPROVAL

  III.A(i) TO REVISE
   THE FUNDAMENTAL
 POLICY REGARDING THE
  ISSUING OF SENIOR
      SECURITIES

 III.A(ii) TO REVISE
   THE FUNDAMENTAL
 POLICY REGARDING THE
  BORROWING OF MONEY

 III.A(iii) TO REVISE                                    X
   THE FUNDAMENTAL
 POLICY REGARDING THE
 BORROWING OF MONEY,
  ISSUING OF SENIOR
    SECURITIES AND
PURCHASING SECURITIES
      ON MARGIN

  III.B TO ELIMINATE                                     X
   THE FUNDAMENTAL
 POLICY REGARDING THE
 PLEDGING, MORTGAGING
 OR HYPOTHECATING OF
        ASSETS

 III.C TO REVISE THE
  FUNDAMENTAL POLICY
      REGARDING
     UNDERWRITING
      SECURITIES

 III.D TO REVISE THE                                     X
  FUNDAMENTAL POLICY
REGARDING INVESTMENTS
  IN REAL ESTATE AND
  INTERESTS THEREIN

 III.E TO REVISE THE                                     X
  FUNDAMENTAL POLICY
 REGARDING PURCHASES
     AND SALES OF
   COMMODITIES AND
     COMMODITIES

                                                                                                   THE
                                                        THE           THE           THE          HARTFORD
                            THE       THE HARTFORD    HARTFORD     HARTFORD       HARTFORD         U.S.       THE HARTFORD
                         HARTFORD        GROWTH       SMALLCAP     TAX-FREE       TAX-FREE      GOVERNMENT       VALUE
                          GROWTH     OPPORTUNITIES     GROWTH      MINNESOTA      NATIONAL      SECURITIES   OPPORTUNITIES
      PROPOSAL:            FUND           FUND          FUND         FUND           FUND           FUND           FUND
----------------------   --------    -------------    --------     ---------      --------      ----------   -------------
      CONTRACTS

 III.F TO REVISE THE
  FUNDAMENTAL POLICY
    REGARDING THE
  DIVERSIFICATION OF
     INVESTMENTS

 III.G TO REVISE THE         X             X             X             X              X             X              X
  FUNDAMENTAL POLICY
 REGARDING INVESTMENT
CONCENTRATIONS WITHIN
A PARTICULAR INDUSTRY

III.H(i) TO ELIMINATE                                    X
  THE FUNDAMENTAL
  POLICY REGARDING
 PURCHASES FROM AND
 SALES TO OFFICERS,
   DIRECTORS AND
     EMPLOYEES

     III.H(ii) TO                                        X
    ELIMINATE THE
  FUNDAMENTAL POLICY
 REGARDING SECURITIES
   TRADING ACCOUNTS

 III.I TO REVISE THE                                     X
  FUNDAMENTAL POLICY
 REGARDING THE MAKING
       OF LOANS

  III.J TO ELIMINATE                                     X
   THE FUNDAMENTAL
   POLICY REGARDING
     SHORT SALES

 III.K TO REVISE THE
  FUNDAMENTAL POLICY
REGARDING INVESTMENTS
   WITHIN CERTAIN
      INDUSTRIES

                                 SHARE OWNERSHIP

      The following table sets forth the dollar range of equity securities beneficially owned by each director of the Companies or nominee for election as a director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies, as of April 30, 2005.

NON-INTERESTED DIRECTORS

                                                                                         AGGREGATE DOLLAR RANGE
                                                                                        OF EQUITY SECURITIES IN
                                                                                       ALL REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN
                                    DOLLAR RANGE OF EQUITY SECURITIES                   BY DIRECTOR IN FAMILY OF
   NAME OF DIRECTOR                            IN THE FUND                                INVESTMENT COMPANIES
------------------------            ---------------------------------                  -------------------------
Lynn S. Birdsong

Dr. Robert M. Gavin, Jr.

Duane E. Hill

Phillip O. Peterson

Sandra S. Jaffee(1)

William P. Johnston(2)

      1 Ms. Jaffee is a director of The Hartford Mutual Funds, Inc. but is not currently a director of The Hartford Mutual Funds II, Inc.

      2     Mr. Johnston is not currently a director of any of the Companies.

INTERESTED DIRECTORS

                                                                                            AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES IN
                                                                                          ALL REGISTERED INVESTMENT
                                                                                              COMPANIES OVERSEEN
                                         DOLLAR RANGE OF EQUITY SECURITIES                 BY DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR                               IN THE FUND                               INVESTMENT COMPANIES
----------------------                   --------------------------------                 -------------------------
Thomas M. Marra

Lowndes A. Smith

David M. Znamierowski(1)

(1) Mr. Znamierowski is a director of The Hartford Mutual Funds, Inc. but is not currently a director of The Hartford Mutual Funds II, Inc.

      As of April 30, 2005, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund. As of May 31, 2005, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Attachment B.

      As of April 30, 2005, none of the non-interested directors" (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

      At the Meeting, shareholders will be asked to elect members to each Company's Board of Directors. There are nine positions on each Company's Board of Directors. Currently, The Hartford Mutual Funds, Inc. has eight directors, all of whom are being nominated for re-election to the Board of that Company. The Hartford Mutual Funds II, Inc. currently has six directors, all of whom are being nominated for re-election to the Board of that Company. All of the nominees, except William P. Johnston, currently serve as director of one or both of the Companies. The current composition of each Company's Board of Directors is the same, with the exception of David M. Znamierowski and Sandra S. Jaffee, each of whom serves on the Board of Directors of The Hartford Mutual Funds, Inc., but does not serve on the Board of Directors of The Hartford Mutual Funds II, Inc. In addition to being nominated for re-election to the Board of Directors of The Hartford Mutual Funds, Inc., Mr. Znamierowski was recommended by the Companies' investment adviser to serve as a member of the Board of Directors of The Hartford Mutual Funds II, Inc. and is being nominated for election to the Board of Directors of that Company. Sandra S. Jaffee was previously selected by the Board of Directors of The Hartford Mutual Funds, Inc. to serve as a director of that Company, and is now nominated for election to the Board of Directors of that Company. In addition, Ms. Jaffee was recommended by the non-interested directors of the Companies to serve as a member of the Board of Directors of The Hartford Mutual Funds II, Inc., and is being nominated for election to the Board of Directors of that Company. Lynn S. Birdsong and Thomas
M. Marra were both previously selected by the Board of Directors of each Company to serve as directors of the Companies, and are now nominated for election to the Board of Directors of each Company. William P. Johnston is being nominated for election to the Board of Directors of each Company. Mr. Johnston was recommended by the non-interested directors of the Companies to serve as a member of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.

      Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, the number of portfolios overseen by each nominee, and the other directorships held by each nominee is set forth below. The mailing address of each nominee is to Edward P. Macdonald, Secretary of the Company in question, c/o Hartford Mutual Funds, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                         NUMBER OF
                  POSITION                                                             PORTFOLIOS IN           OTHER
                 HELD WITH        TERM OF OFFICE*                                       FUND COMPLEX       DIRECTORSHIPS
NAME AND            THE           AND HAS SERVED        PRINCIPAL OCCUPATION(S)         OVERSEEN BY           HELD BY
  AGE            COMPANIES            SINCE               DURING LAST 5 YEARS            DIRECTOR            DIRECTOR
  ---            ---------            -----               -------------------            --------            --------

--------
H The "non-interested directors" of the Companies are those directors who are not "interested persons," as defined in the Investment Company Act of 1940, by virtue of an affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management, or other affiliated companies.

                                                                                            NUMBER OF
                    POSITION                                                              PORTFOLIOS IN           OTHER
                   HELD WITH         TERM OF OFFICE*                                       FUND COMPLEX       DIRECTORSHIPS
  NAME AND            THE            AND HAS SERVED         PRINCIPAL OCCUPATION(s)        OVERSEEN BY           HELD BY
    AGE            COMPANIES             SINCE                DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
    ---            ---------             -----                -------------------            --------           --------
Lynn S.            Director        2003                  From 1979 to 2002, Mr.                  80          Mr. Birdsong is
Birdsong(1)                                              Birdsong was a managing                             a director of
(age 58)                                                 director of Zurich Scudder                          The Japan Fund.
                                                         Investments, an
                                                         investment management
                                                         firm. In 2003, Mr.
                                                         Birdsong became an
                                                         independent director of
                                                         The Japan Fund; during
                                                         his employment with
                                                         Scudder, he was an
                                                         interested director of
                                                         The Japan Fund. From
                                                         2003 to March 2005, Mr.
                                                         Birdsong was an
                                                         independent director of
                                                         the Atlantic Whitehall
                                                         Funds. Since 1981, Mr.
                                                         Birdsong has been a
                                                         partner in Birdsong
                                                         Company, an advertising
                                                         specialty firm.

Dr. Robert M.      Director and    The Hartford Mutual   Dr. Gavin is an educational             80                None
Gavin(1)           Chairman of     Funds, Inc. - 2002    consultant. Prior to
(age 64)           the Board                             September 1, 2001, he was
                                   The Hartford Mutual   President of Cranbrook
                                   Funds II, Inc. -      Education Community; and
                                   1986                  prior to July 1996, he was
                                                         President of Macalester
                                                         College, St. Paul, Minnesota.

                                                                                            NUMBER OF
                    POSITION                                                              PORTFOLIOS IN           OTHER
                   HELD WITH         TERM OF OFFICE*                                       FUND COMPLEX       DIRECTORSHIPS
  NAME AND            THE            AND HAS SERVED         PRINCIPAL OCCUPATION(s)        OVERSEEN BY           HELD BY
    AGE            COMPANIES             SINCE                DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
    ---            ---------             -----                -------------------            --------           --------
Duane E. Hill(1)   Director        The Hartford Mutual   Mr. Hill is Partner Emeritus            80                None
(age 59)                           Funds, Inc. - 2001    and a founding partner of TSG
                                                         Capital Group, a private
                                   The Hartford Mutual   equity investment firm that
                                   Funds II, Inc.  -     serves as sponsor and lead
                                   2002                  investor in leveraged buyouts
                                                         of middle market companies.
                                                         Mr. Hill is also a partner of
                                                         TSG Ventures L.P., a private
                                                         equity investment company
                                                         that invests primarily in
                                                         minority-owned small
                                                         businesses.

Sandra S. Jaffee   Director(2)     The Hartford Mutual   Ms. Jaffee is an Entrepreneur           63                None
(1) (age 63)                       Funds, Inc. - 2005    in Residence with Warburg
                                                         Pincus, a private
                                                         equity firm. From
                                                         September 1995 to July
                                                         2004, Ms. Jaffee served
                                                         as Executive Vice
                                                         President at Citigroup,
                                                         where she was President
                                                         and Chief Executive
                                                         Officer of Citibank's
                                                         Global Securities
                                                         Services (1995-2003).

Phillip O.         Director        The Hartford Mutual   Mr. Peterson is a mutual fund           80                None
Peterson(1)                        Funds, Inc. - 2002    industry consultant.  He was
(age 60)                                                 a partner of KPMG LLP (an
                                   The Hartford Mutual   accounting firm) until July
                                   Funds II, Inc. -      1999.  In January 2004, Mr.
                                   2000                  Peterson was appointed
                                                         Independent President of
                                                         Strong Mutual Funds.

                                                                                            NUMBER OF
                    POSITION                                                              PORTFOLIOS IN           OTHER
                   HELD WITH         TERM OF OFFICE*                                       FUND COMPLEX       DIRECTORSHIPS
  NAME AND            THE            AND HAS SERVED         PRINCIPAL OCCUPATION(s)        OVERSEEN BY           HELD BY
    AGE            COMPANIES             SINCE                DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
    ---            ---------             -----                -------------------            --------           --------
William P.         None            N/A                   Mr. Johnston joined the Board          None         Mr. Johnston is
Johnston                                                 of Directors of Renal Care                          Chairman of the
(age 60)                                                 Group, Inc. in November 2002                        Board of
                                                         and currently serves as                             Directors of
                                                         Chairman of the Board (March                        Renal Care
                                                         2003-present). From August                          Group, Inc.
                                                         2001 until December 2002, Mr.
                                                         Johnston was Managing
                                                         Director of SunTrust Robinson
                                                         Humphrey, the investment
                                                         banking division of SunTrust
                                                         Banks, Inc. Previously, Mr.
                                                         Johnston was Vice
                                                         Chairman of the
                                                         investment banking
                                                         affiliate of SunTrust
                                                         Banks, Inc., from 1998
                                                         through 2001, where he
                                                         was also Chief
                                                         Executive Officer from
                                                         1998 through April
                                                         2000.

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

(1) Member of the Audit Committee of each company, except for Ms. Jaffee, who is a member of the Audit Committee of The Hartford Mutual Funds, Inc. only.

(2) Director of The Hartford Mutual Funds, Inc. only. Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of the board of directors of ISS. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to one or more of the sub-advisers to the Funds.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                          NUMBER OF
                    POSITION           TERM OF                                          PORTFOLIOS IN          OTHER
                   HELD WITH         OFFICE* AND                                        FUND COMPLEX       DIRECTORSHIPS
NAME AND              THE            HAS SERVED          PRINCIPAL OCCUPATION(s)         OVERSEEN BY          HELD BY
  AGE              COMPANIES            SINCE              DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
  ---              ---------            -----              -------------------            --------           --------

                                                                                              NUMBER OF
                        POSITION           TERM OF                                          PORTFOLIOS IN          OTHER
                       HELD WITH         OFFICE* AND                                        FUND COMPLEX       DIRECTORSHIPS
    NAME AND              THE            HAS SERVED          PRINCIPAL OCCUPATION(s)         OVERSEEN BY          HELD BY
      AGE              COMPANIES            SINCE              DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
      ---              ---------            -----              -------------------            --------           --------
Thomas M. Marra**     Director         2002               Mr. Marra is President and              80          Mr. Marra is a
(age 46)                                                  Chief Operating Officer of                          member of the
                                                          Hartford Life, Inc. He is                           Board of
                                                          also a member of the Board of                       Directors of The
                                                          Directors and a member of the                       Hartford.
                                                          Office of the Chairman for
                                                          The Hartford, the parent
                                                          company of Hartford Life,
                                                          Inc. Mr. Marra was named
                                                          President of Hartford Life,
                                                          Inc. in 2001 and Chief
                                                          Operating Officer in 2000,
                                                          and served as Director of
                                                          Hartford Life, Inc.'s
                                                          Investment Products Division
                                                          from 1998 to 2000. Mr. Marra
                                                          is also a Managing Member and
                                                          President of HIFSCO and HL
                                                          Investment Advisors, LLC ("HL
                                                          Advisors").

Lowndes A. Smith**    Director         The Hartford       Mr. Smith served as Vice                80          Mr. Smith is a
(age 65)                               Mutual Funds,      Chairman of The Hartford from                       director of
                                       Inc. - 1996        February 1997 to January                            White Mountains
                                                          2002, as President and Chief                        Insurance Group
                                       The Hartford       Executive Officer of Hartford                       Ltd.
                                       Mutual Funds II,   Life, Inc. from February 1997
                                       Inc.  -            to January 2002, and as
                                       2002               President and Chief Operating
                                                          Officer of The Hartford Life
                                                          Insurance Companies from
                                                          January 1989 to January 2002.

                                                                                              NUMBER OF
                        POSITION           TERM OF                                          PORTFOLIOS IN          OTHER
                       HELD WITH         OFFICE* AND                                        FUND COMPLEX       DIRECTORSHIPS
    NAME AND              THE            HAS SERVED          PRINCIPAL OCCUPATION(s)         OVERSEEN BY          HELD BY
      AGE              COMPANIES            SINCE              DURING LAST 5 YEARS            DIRECTOR           DIRECTOR
      ---              ---------            -----              -------------------            --------           --------
David M.              Director(1) and  Director, The      Mr. Znamierowski currently              62               None
Znamierowski          President and    Hartford Mutual    serves as President of
(age 44)**            Chief            Funds, Inc. -      Hartford Investment
                      Executive        1999               Management Company ("Hartford
                      Officer                             Investment Management");
                                       President, The     Executive Vice President and
                                       Hartford Mutual    Chief Investment Officer for
                                       Funds, Inc. -      Hartford Life Insurance
                                       19992              Company ("Hartford Life");

                                                          Executive Vice President and
                                       President, The     Chief Investment Officer of
                                       Hartford Mutual    Hartford Life, Inc.; and
                                       Funds II, Inc. -   Executive Vice President and
                                       2001(2)            Chief Investment Officer of

                                                          The Hartford. Mr.
                                       Chief Executive    Znamierowski is also a
                                       Officer - 2005     Managing Member and Executive

                                                          Vice President of HIFSCO and
                                                          HL Advisors.

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

** Mr. Marra and Mr. Znamierowski are interested directors due to positions they hold with affiliates of the Companies. Mr. Smith is an interested director because he owns stock of the parent company of HIFSCO.

(1)   Director of The Hartford Mutual Funds, Inc. only.

(2) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date and of The Hartford Mutual Funds II, Inc. from 2001 to date, with the exception of the period from February 1, 2005 to March 27, 2005, during which time Mr. John Walters served in those capacities.

      Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the applicable Company's Assistant Secretary at the address provided in the Fund's prospectus.

      The Board of each Company has established an Audit Committee, a Nominating Committee, a Litigation Committee, and an Investment Committee. The Audit Committee of each Company currently consists of all non-interested directors of each Company. The Audit Committee of each Company met four times during the fiscal year ended October 31, 2004. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to
(i) oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assist the Board in its oversight of the qualifications, independence, and performance of the Funds' independent registered public accounting firm, the quality, objectivity, and integrity of the Funds' financial statements and the independent audit thereof, and the performance of the Company's internal audit function; and (iii) act as a liaison between the Funds' independent registered public accounting firm and the full Board of Directors.

      The non-interested directors of each Company's Board of Directors comprise the Company's Nominating Committee. The Nominating Committee of each Company met three times during the fiscal year ended October 31, 2004. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select non-interested candidates to the Board of Directors. The charter, which is not available on the Funds' website, is attached hereto as Attachment C.

      The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("the 1940 Act"), and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

      The Nominating Committee may, from time to time, engage the services of an independent consultant to identify and screen suitable prospective board candidates. Care is given to ensure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees generally are considered as a minimum requirement for consideration as a non-interested director:

            - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

            - College degree or business experience equivalent to a college degree;

            - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

            - Personal accomplishments that would provide ready acceptance by shareholders that the individual is capable of representing their interests;

            -     An ability to invest in Hartford funds;

            - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

            -     A person of high ethical standards;

            - Must meet minimum standards set out in the Funds' audit committee charter; and

            - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

      The Litigation Committee of each Company is made up of the following non-interested members of the Board of Directors of each Company: Robert M. Gavin, Lynn S. Birdsong, Duane E. Hill, and Sandra S. Jaffee." The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective Boards and/or the non-interested directors. The Litigation Committee met two times during the fiscal year ended October 31, 2004.

      The Investment Committee of each Company was established on February 1, 2005. The Investment Committee is made up of all directors of each respective Company. The Investment Committee of each Company assists the respective Boards in its oversight of the Funds' investment performance and related matters.

      During each Fund's fiscal year ended October 31, 2004, there were eight meetings of each Company's Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

      The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HIFSCO or any affiliated company. During the fiscal year ended October 31, 2004, the Funds paid a fee to each director who is not an officer or employee of The Hartford, HIFSCO or any affiliated company.

      The following table sets forth the compensation that each director received during the fiscal year ended October 31, 2004, from each Company and the entire Hartford fund complex.

                                                                                                                  TOTAL
                                  AGGREGATE           AGGREGATE          PENSION OR                            COMPENSATION
                                COMPENSATION        COMPENSATION         RETIREMENT           ESTIMATED       FROM THE FUNDS
                                  FROM THE            FROM THE        BENEFITS ACCRUED     ANNUAL BENEFITS       AND FUND
                               HARTFORD MUTUAL     HARTFORD MUTUAL    AS PART OF FUND           UPON         COMPLEX PAID TO
  NAME OF PERSON, POSITION       FUNDS, INC.       FUNDS II, INC.         EXPENSES           RETIREMENT        DIRECTORS(1)
  ------------------------       -----------       ---------------        --------           ----------         ----------
NON-INTERESTED DIRECTORS

Lynn S. Birdsong, Director        $ 27,437             $ 3,001             $    0             $     0          $  121,750

Dr. Robert M. Gavin, Jr.
Director                          $ 31,952             $ 3,486             $    0             $     0          $  141,750

----------
(1) Ms. Jaffee serves on the Litigation Committee for The Hartford Mutual Funds, Inc. only.

                                                                                                                  TOTAL
                                  AGGREGATE           AGGREGATE          PENSION OR                            COMPENSATION
                                COMPENSATION        COMPENSATION         RETIREMENT           ESTIMATED       FROM THE FUNDS
                                  FROM THE            FROM THE        BENEFITS ACCRUED     ANNUAL BENEFITS       AND FUND
                               HARTFORD MUTUAL     HARTFORD MUTUAL    AS PART OF FUND           UPON         COMPLEX PAID TO
  NAME OF PERSON, POSITION       FUNDS, INC.       FUNDS II, INC.         EXPENSES           RETIREMENT        DIRECTORS(1)
  ------------------------       -----------       ---------------        --------           ----------         ----------
Duane E. Hill,
Director                          $ 28,283             $ 3,092             $    0             $     0          $  125,500

Phillip O. Peterson,              $ 26,479             $ 2,896             $    0             $     0          $  117,500
Director

Sandra S. Jaffee,
Director(2)                       $      0             $     0             $    0             $     0          $        0

INTERESTED DIRECTOR

Lowndes A. Smith, Director        $ 24,732             $ 2,705             $    0             $     0          $  109,750

Thomas M. Marra, Director         $      0             $     0             $    0             $     0          $        0

David M. Znamierowski,
Director                          $      0             $     0             $    0             $     0          $        0

(1) As of October 31, 2004, five registered investment companies in the fund complex paid compensation to some or all of the directors.

(2) Ms. Jaffee was newly appointed as Director of The Hartford Mutual Funds, Inc. on February 1, 2005. She is a director of The Hartford Mutual Funds, Inc., but is not a director of The Hartford Mutual Funds II, Inc.

      The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed as Nominees for Election to serve as directors of the respective Company. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Because your Fund is a series of a Company, your vote will be counted together with the votes of shareholders of the other series of the respective Company, voting as a single class in the election of Directors of the Company. Unless otherwise instructed, the proxies will vote all properly executed proxy cards for the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the Meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                   PROPOSAL II
    TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-
                 ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

                          PROPOSED FOR ALL FUNDS EXCEPT

THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND, THE HARTFORD BALANCED ALLOCATION
   FUND, THE HARTFORD CAPITAL APPRECIATION II FUND, THE HARTFORD CONSERVATIVE ALLOCATION FUND, THE HARTFORD FLOATING RATE FUND, THE HARTFORD GROWTH ALLOCATION
  FUND, THE HARTFORD INCOME ALLOCATION FUND, THE HARTFORD SELECT MIDCAP GROWTH
              FUND, AND THE HARTFORD SELECT MIDCAP VALUE FUND (1)

 (For purposes of the discussions regarding Proposal II, below, the terms "Fund" and "Funds" shall refer to all Funds except those listed above, unless otherwise indicated.)

      Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select sub-advisers and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an adviser and a sub-adviser. Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) and Fortis Advisers, Inc. applied for and obtained an exemption from those and other requirements under Section 15(a) of the 1940 Act from the Securities and Exchange Commission (the "Commission"). The exemptive order, among other things, allows the investment adviser to the series of Hartford HLS Series Fund II, Inc. (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers that are not affiliated with the investment adviser (currently HL Advisors) or those funds (other than by reason of serving as a sub-adviser to one or more of the funds) (each, a "Sub-Adviser," and together, the "Sub-Advisers") for those funds without shareholder approval (the "Order").2 The Order required Hartford HLS Series Fund II, Inc. to submit this arrangement, commonly known as a "manager of managers" structure, to shareholders prior to taking advantage of the Order. The shareholders of the existing series of Fortis Series Fund, Inc. approved the "manager of managers" structure for those series on August 12, 1999. The Order further allows other funds advised by Hartford HLS Series Fund II, Inc.'s adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds comply with the conditions of the Order, including the condition that shareholders approve the operation of the respective funds in this manner beforehand.

      HIFSCO does not make the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and selects, supervises and evaluates separate Sub-Advisers who make those investment decisions, subject to the review of the Board of Directors. In addition to allowing the investment adviser for certain other funds advised by HIFSCO and its affiliates to retain and terminate Sub-Advisers based on its evaluations of the Sub-Advisers without shareholder approval, the Order permits the adviser to continue receiving the services of Sub-Advisers whose sub-advisory agreements ("Sub-Advisory Agreements") have been "assigned" as a result of any change in control of a Sub-Adviser without seeking shareholder approval, because the 1940 Act requires automatic termination of an advisory contract in the event of such an assignment. To afford like flexibility to the Funds, management is seeking shareholders'

----------
(1) Proposal II is not being submitted for approval to the shareholders of The Hartford Capital Appreciation II Fund, The Hartford Floating Rate Fund, The Hartford Select MidCap Growth Fund, and The Hartford Select MidCap Value Fund because those Funds already have shareholder approval to operate under the terms of the exemptive order discussed in this section. Proposal II is not being submitted for approval to the shareholders of the Funds of Funds because HIFSCO does not engage a sub-adviser in the management of those Funds.

(2) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999)
      (order). The indirect parent company of HL Advisors, an affiliate of HIFSCO, acquired Fortis Advisers, Inc. on April 2, 2001.

approval of such an arrangement for the Funds. Without the delay and cost inherent in holding shareholder meetings each time an Adviser or a Board determines a change in Sub-Advisers would benefit a Fund, the Companies will be able to act more quickly and with less expense to replace Sub-Advisers.

      The Funds are structured differently from many other investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Funds, however, day-to-day investment decisions are not made by HIFSCO. Instead, HIFSCO selects, supervises, evaluates and, if necessary, terminates Sub-Advisers that make those day-to-day investment decisions. Management believes that permitting HIFSCO to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new Sub-Advisory Agreements or material amendments to existing Sub-Advisory Agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

      If shareholders approve this proposal, when an existing Sub-Advisory Agreement is amended in any material respect, or when a new Sub-Adviser for a Fund is retained by HIFSCO, shareholders will not be required to approve the amendment or new Sub-Advisory Agreement between HIFSCO and that Sub-Adviser. The Boards of Directors (including a majority of the Directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HIFSCO and a Sub-Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HIFSCO and the Companies, and material changes to those agreements will continue to require approval of shareholders. In addition, HIFSCO will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the 1940 Act, of the Companies or HIFSCO, other than by reason of serving as a sub-adviser to one or more of the Funds (an "Affiliated Sub-Adviser"), without that sub-advisory agreement being approved by the applicable Fund's shareholders.

      If the proposal is approved, the Companies will also be permitted, in a situation in which there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HIFSCO and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HIFSCO to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HIFSCO to any Affiliated Sub-Adviser ("Aggregate fee Disclosure"). Therefore, in such a situation a Company would not have to disclose separately the fees paid by HIFSCO to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.

      If this proposal is approved, each Company and HIFSCO will adhere to the following conditions specified in the Order:

      (1) Before a Fund may rely on the Order, the operation of the Fund in the manner described in this Proxy Statement must be approved by a majority of the outstanding voting securities of the Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account), pursuant to voting instructions provided by the unitholders of the sub-account as defined in the 1940 Act.

      (2) Any Fund relying on the Order must disclose in its prospectus the existence, substance and effect of the Order. In addition, any Fund relying on the Order must hold itself out to the public as employing the management structure described in the exemptive application. The prospectus must prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HIFSCO will meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation

      14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

      (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders will be furnished all information about the new Sub-Adviser or Sub-Advisory Agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new Sub-Adviser. HIFSCO will meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit Aggregate Fee Disclosure.

      (4) HIFSCO will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser without that Sub-Advisory Agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

      (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) and the nomination of new or additional non-interested directors will be at the discretion of the then-existing non-interested directors.

      (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the non-interested directors, will make a separate finding, reflected in the Board's minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which HIFSCO or the Affiliated Sub-Adviser derives an inappropriate advantage.

      (7) HIFSCO will provide general management services to the Companies and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's security portfolio, and, subject to review and approval by the Boards, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple Sub-Advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

      (8) No director or officer of the Companies or HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-Adviser except for (a) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

      (9) The Companies will disclose in their registration statements the modified fee disclosure discussed above.

      (10) Independent counsel knowledgeable about the 1940 Act and the duties of non-interested directors will be engaged to represent the non-interested directors of the Companies. The selection of such counsel will be within the discretion of the then-existing non-interested directors.

      (11) HIFSCO will provide the Boards of Directors, no less often than quarterly, with information about HIFSCO's profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter.

      (12) Whenever a Sub-Adviser is hired or terminated, HIFSCO will provide the Boards of Directors with information showing the expected impact on HIFSCO's profitability.

      If the proposal is approved, HIFSCO will have the ability, subject to the approval of the Boards, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the Sub-Advisory Agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in Sub-Advisory Agreements would not increase the fees paid by a Fund, and therefore there will be no increase in the fees paid by shareholders for investment advisory services since sub-advisory fees are paid by HIFSCO out of its advisory fee and are not additional charges to a Fund.

      While HIFSCO expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HIFSCO to act quickly in situations where HIFSCO and the Boards believe that a change in Sub-Advisers or to a Sub-Advisory Agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve the retention of Sub-Advisers or changes to a Sub-Advisory Agreement.

      The Board of Directors of each Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards and voting instruction cards for the approval of the proposal.

                                  PROPOSAL III
                   CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

                          PROPOSED FOR ALL FUNDS EXCEPT
THE HARTFORD CAPITAL APPRECIATION II FUND, THE HARTFORD FLOATING RATE FUND, THE
   HARTFORD GLOBAL COMMUNICATIONS FUND, THE HARTFORD GLOBAL FINANCIAL SERVICES FUND, THE HARTFORD SELECT MIDCAP GROWTH FUND, AND THE HARTFORD SELECT MIDCAP
                                  VALUE FUND.

    (For purposes of the discussions regarding Proposal III, below, the terms "Fund" and "Funds" shall refer to all Funds except those listed above, unless otherwise indicated.)

      As described in the following proposals, HIFSCO has recommended to the respective Board of Directors, and the respective Boards of Directors are recommending to shareholders, that certain fundamental investment policies of the Funds be combined, eliminated or revised. The purpose of these proposals is to conform the fundamental investment policies of these Funds to those of other funds advised by HIFSCO and its affiliates (collectively, the "Hartford Fund Family"), to promote administrative convenience, to update certain policies in light of market and regulatory changes and to provide increased investment flexibility. NO MATERIAL CHANGE IN THE FUNDS' INVESTMENT STRATEGIES OR APPROACHES IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO ITS FUNDAMENTAL INVESTMENT POLICIES. The respective Boards of Directors have determined that these changes are in the best interests of each Fund's shareholders and recommends that shareholders approve each of the proposals.

BACKGROUND

      Each Fund has adopted certain fundamental investment policies. A Fund's fundamental investment policies can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. Others were adopted in response to regulatory, business or industry requirements or conditions that, in many cases, no longer prevail. Since the Companies were organized, certain legal and regulatory requirements applicable to investment companies have changed. As a result, some of the Funds are currently subject to fundamental investment policies that are more restrictive than those required under present law or are no longer required at all under present law. The proposed fundamental investment policies reflect current regulatory and legal requirements under the 1940 Act, and are designed to provide flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed amendments to the fundamental investment policies will, in certain instances, give the Funds greater flexibility to respond to future investment opportunities, the investment adviser does not anticipate that the changes, individually or in the aggregate, with respect to a particular Fund, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does the investment adviser expect that the proposed fundamental investment policies will, individually or in the aggregate, with respect to a particular Fund, change materially the manner in which the Fund is managed or operated. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed revised fundamental policies are the same as those of other funds in the Hartford Fund Family.

      The anticipated effect of implementing these proposals is a reduction in the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental investment policies within the Hartford Fund Family. If the shareholders of a particular Fund do not approve a proposal, the Fund's existing fundamental investment policy in question will remain in effect and the Fund's Board of Directors will determine any further appropriate steps to be taken.

      Attachment D to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised and the text of any proposed revision. The descriptions of the proposed eliminations or revisions set out below are qualified in their entirety by reference to Attachment D.

      A. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, AND THE HARTFORD STOCK FUND ONLY (For purposes of this section, the term "Fund" or "Funds" shall refer only to those Funds listed above).

                  (i) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE ISSUING OF SENIOR SECURITIES.

                  (ii) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE BORROWING OF MONEY.

      If these two proposals are approved by the shareholders of the Funds, the Funds' fundamental policies regarding borrowing money and issuing senior securities will be combined to read as follows:

      The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      Each of these Funds is currently subject to a fundamental investment policy prohibiting the Fund from (1) issuing senior securities and (2) borrowing money, except from banks and then only if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act.

      Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of an investment company to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

      SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions, designed to protect investment company shareholders, are met. For example, some types of transactions that may create a senior security include short sales, certain options and future transactions, and reverse repurchase agreements. Other securities transactions that obligate the investment company to pay money at a future date to meet certain collateralization requirements may also create "senior securities."

      The proposed fundamental investment policy would clarify the Funds' ability to engage in options, future contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act and any exemptions available by rule or order under the 1940 Act. The proposed fundamental investment policy clarifies the Funds' ability to engage in certain investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed fundamental investment policy has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without the expense and delay associated with holding an additional shareholder meeting. Additionally, the proposed fundamental policy regarding the issuance of senior securities is intended to promote consistency among the fundamental investment policies of the funds in the Hartford Fund Family.

      The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders.

      Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

      The proposed fundamental investment policy would provide that Funds may borrow not only from banks, but from other parties as well, to the extent permitted by the 1940 Act or any exemptions from the 1940 Act. The Funds' greater flexibility to borrow may subject the Funds to additional costs, as well as risks inherent in borrowing, such as reduced total return and increased volatility of net asset value.

      If the proposed fundamental investment policies on issuing senior securities and borrowing are approved by the shareholders, the ability of a Fund to engage in transactions involving the issuance of senior securities or to engage in borrowings will remain subject to the Fund's non-fundamental investment policies.

The Funds non-fundamental investment policies are intended to address certain risks associated with the issuance of senior securities and borrowing money.

      Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each of the Funds is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets, except for temporary or emergency purposes; provided, however, that reverse repurchase agreements, dollar rolls, securities lending or other investments or transactions described in a Fund's registration statement are not deemed to be borrowings for purposes of this restriction. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. The Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions.

      If adopted by shareholders, this policy is not expected to alter the investment practices of a Fund. The effectiveness of each of Proposals III(A)(i) and (ii) is dependent upon the approval of both proposals. If shareholders approve Proposal III(A)(i) but do not approve Proposal III(A)(ii), or approve Proposal III(A)(ii) but do not approve Proposal III(A)(i), then neither proposal will be effective.

      A. THE HARTFORD SMALLCAP GROWTH FUND ONLY. (For purposes of this section, the term "Fund" shall refer only to the Fund listed above).

                  (iii) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
                        REGARDING THE BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES, AND PURCHASING SECURITIES ON MARGIN.

      If this proposal is approved by the shareholders of this Fund, the Fund's fundamental investment policy relating to the borrowing of money and issuance of senior securities will be combined to read as follows, and its restriction on purchasing securities on margin, if any, will be eliminated:

      The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      The Fund is subject to a fundamental investment policy prohibiting the Fund from purchasing securities on margin or otherwise borrowing money or issuing senior securities, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The fundamental investment policy provides that the Fund may obtain (1) short-term credit that it needs for clearance of securities transactions and (2) borrow money from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. The fundamental investment policy also provides that the Fund may not purchase any investment securities while outstanding bank borrowings (including "roll" transactions) exceed 5% of the value of the Fund's total assets.

      Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act as any bond, debenture note or similar obligation constituting a security and evidencing indebtedness. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of an investment company to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset, without being required to make payment until a later point in time.

      SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions, designed to protect investment company shareholders, are met. For example, some types of transactions that may create a senior security include short sales, certain options and future transactions, and reverse repurchase agreements. Other securities transactions that obligate the investment company to pay money at a future date to meet certain collateralization requirements may also create "senior securities."

      The proposed fundamental investment policy would clarify the Funds' ability to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act and any exemptions available by rule or order under the 1940 Act. The proposed fundamental investment policy clarifies the Funds' ability to engage in certain investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed fundamental investment policy has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without the expense and delay associated with holding an additional shareholder meeting. Additionally, the proposed fundamental policy regarding the issuance of senior securities is intended to promote consistency among the fundamental investment policies of the Hartford Fund Family.

      The 1940 Act requires investment companies to adopt a policy, which cannot be changed without shareholder approval, with respect to the borrowing of money and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedent over the claims of shareholders.

      Under the 1940 Act an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

      The proposed fundamental investment policy would provide that the Funds may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restriction confines the Funds' permissible borrowing activities to borrowing for purposes of short-term credit needed for clearance of securities transactions and borrowing from banks as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount not to exceed 10% of the value of the Fund's total assets. The proposed fundamental investment policy would expand the circumstances under which the Funds may borrow to include any situations permitted by the 1940 Act (for example, if the Funds intended to engage in leverage). The fundamental policy on the use of margin would be eliminated because the use of margin would be subsumed within the board policy on borrowing generally.

      Since the proposed fundamental investment policy on borrowing would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. The use of leverage may subject a Fund to a greater risk of loss. The Funds also could be forced to sell securities at inopportune times to repay loans.

      This Fund is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, the Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets, except for temporary or emergency purposes; provided, however, that reverse repurchase agreements, dollar rolls, securities lending or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Fund's investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions. If adopted by shareholders, this policy is not expected to alter the investment practices of this Fund.

      B. THE HARTFORD SMALLCAP GROWTH FUND ONLY. (For purposes of this section, the term "Fund" shall refer only to the Fund listed above.) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE PLEDGING, MORTGAGING OR HYPOTHECATING OF ASSETS.

      This Fund is currently subject to a fundamental investment policy providing that the Fund will not "mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing." If the shareholders of the Fund approve this proposal, this fundamental investment policy will be eliminated for the Fund and the Fund will be permitted to pledge, mortgage and/or hypothecate its assets as permitted under the 1940 Act.

      The existing policy appears to have been adopted by the Fund in response to state regulatory requirements that no longer apply. Although the Fund does not currently intend to change its practices with respect to pledging or otherwise encumbering its assets, HIFSCO believes it would be in the best interests of the Fund to reserve the flexibility to permit the Fund to engage in these practices to the extent permitted by applicable law.

      Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets. The elimination of the existing fundamental investment policy would allow the Fund greater flexibility to secure borrowings. With greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. Additionally, the Fund may also be forced to sell securities at inopportune times to repay loans.

      The Fund is currently subject to a non-fundamental investment restriction prohibiting it from pledging, mortgaging, or hypothecating its assets except to the extent required to secure permitted borrowings. This limitation does not apply to any segregated account, securities lending arrangement, reverse purchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      Fundamental investment policies cannot be eliminated without shareholder approval. HIFSCO has recommended to the Board of Directors that this policy be eliminated. The 1940 Act does not require this policy to be fundamental, and the existing non-fundamental investment policy could be changed by the Board of Directors without shareholder approval if the directors deem the change to be in the best interests of shareholders. HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances, consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting. The elimination of this policy is also intended to standardize the fundamental investment policies among the Hartford Fund Family.

      The Board of Directors does not expect to use this flexibility frequently and has no current intention of doing so. The Fund's investment adviser has no current intention of proposing any such change to the non-fundamental investment policy. However, the Board would be in a position to change the policy when a change, in the directors' judgment, would be in the best interests of the Fund's shareholders.

      C. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, AND THE HARTFORD STOCK FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer only to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING SECURITIES.

      Each of these Funds has a fundamental investment policy prohibiting it from underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting. If this proposal is approved by shareholders, these Funds' fundamental investment policy regarding underwriting will be amended and restated as follows:

      The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

      Under the 1940 Act, a Fund's policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Occasionally an investment company may purchase a security, for investment purposes, that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. The proposed fundamental investment policy is substantively the same as the current policy and is intended to standardize the fundamental investment policies among the Hartford Fund Family. If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds.

      D. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD SMALLCAP GROWTH FUND, AND THE HARTFORD STOCK FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer only to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

      The Hartford SmallCap Growth Fund currently has a fundamental investment policy that it will not invest in real estate, except the Fund may invest in securities issued by companies owning real estate or interests therein. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each currently has a fundamental investment policy prohibiting it from purchasing or selling real estate, except that it may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein (e.g., real estate investment trusts), (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (f) invest in real estate limited partnerships. If shareholders of the Funds approve this proposal, the Funds' fundamental investment policy regarding investments in real estate and interests therein will be amended and restated as follows:

      The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

      Under the 1940 Act, a Fund must have an investment policy describing its ability to purchase and sell real estate. The proposed fundamental investment policy is substantially similar to the current policy of each of the Funds and is intended to standardize the fundamental investment policies among the Hartford Fund Family. Unlike the current fundamental investment policy for the Funds (except The Hartford SmallCap Growth Fund), the proposed fundamental investment policy does not explicitly specify that the Fund may (a) acquire or lease office space for its own use, (b) purchase and sell mortgage-related securities or (c) invest in real estate limited partnerships. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

      E. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD SMALLCAP GROWTH FUND, AND THE HARTFORD STOCK FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

      The Hartford SmallCap Growth Fund is subject to a fundamental investment policy that it will not invest in commodities or commodity contracts, other than for hedging purposes only. The Hartford Capital Appreciation Fund, The Hartford Disciplined Equity Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, and The Hartford Stock Fund each currently is subject to a fundamental investment policy providing that the Fund will not invest in commodities or commodity contracts, except that it may invest in currency and financial instruments and contracts that are commodities or commodity contracts. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental investment policy relating to investments in commodities or commodities contracts will be amended and restated to read as follows:

      The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

      The proposed policy is similar to the current policies and is intended to standardize the fundamental investment policies within the Hartford Fund Family. The 1940 Act requires that a fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. Since that time, however, a variety of new financial contracts and instruments, such as interest rate, currency, and securities index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

      The Funds do not intend to materially change their current practices with respect to investments in commodities, although the proposed policy would allow the Funds more flexibility with regard to investments in commodities or commodities contracts. For example, the use of such instruments would no longer be limited to hedging purposes. The use by the Funds of financial futures contracts and other financial instruments (including those that would be permitted under the proposed policy) entails certain risks, including the risk that the Funds' portfolio managers may be unable to forecast market and currency exchange rate movements accurately. Should markets or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the prices of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. A Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its portfolio manager considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.

      Each of the Funds is subject to a non-fundamental investment policy prohibiting it from entering into a stock index futures contract, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Boards of Directors without shareholder approval, the Boards of Directors have no current intention of doing so. The Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment policy.

      F. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, AND THE HARTFORD STOCK FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS.

      Each of these Funds is currently subject to a fundamental investment policy that, with respect to 75% of the Fund's total assets, the Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental investment policy relating to diversification of investments will be amended and restated as follows:

      The Fund has elected to be classified as a diversified open-end management investment company.

      In order to be classified a "diversified" investment company under Section 5(b)(l) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. The Funds are currently classified as diversified funds under the 1940 Act, and they adopted, as a fundamental investment policy, a restriction based on the language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental investment policy.

      This nonsubstantive revision of this fundamental investment policy will not affect the classification of these Funds as "diversified" under Section 5(b)(l) of the 1940 Act and is not intended to change the investment practices of the Funds. Rather, the revision of the current policy should allow these Funds to remain "diversified" despite any future amendments or changes to the definition of "diversified" investment company under Section 5(b)(1), without having to seek shareholder approval.

      G. FOR ALL FUNDS EXCEPT THE HARTFORD CAPITAL APPRECIATION II FUND, THE HARTFORD FLOATING RATE FUND, THE HARTFORD GLOBAL COMMUNICATIONS FUNDS, THE HARTFORD GLOBAL FINANCIAL SERVICES FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD SELECT MIDCAP GROWTH FUND, AND THE HARTFORD SELECT MIDCAP VALUE FUND (For purposes of this section, the term "Fund" or "Funds" shall refer to

            ALL Funds EXCEPT those listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

      Each of the Funds is subject to a fundamental investment policy providing that the Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. The fundamental policy states that this limitation does not apply to investments in U.S. government securities. If this proposal is approved by the shareholders of a Fund (other than shareholders of The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Income Allocation Fund, The Hartford Tax-Free California Fund, The Hartford Tax-Free National Fund, The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund), the fundamental policy of such Fund relating to the concentration of investments will be amended and restated as follows:

      The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

      If this proposal is approved by the shareholders of The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund and The Hartford Income Allocation Fund, the fundamental policy of such Fund relating to the concentration of investments will be amended and restated as follows:

      The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund.

      If this proposal is approved by the shareholders of The Hartford Tax-Free California Fund, The Hartford Tax-Free National Fund, The Hartford Tax-Free New York Fund and The Hartford Tax-Free Minnesota Fund, the fundamental policy of such Fund relating to the concentration of investments will be amended and restated as follows:

      The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. ... [T]ax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities.

      Under the 1940 Act, a Fund must have an investment policy describing its ability to concentrate its investments within the meaning of the 1940 Act. The proposed fundamental investment policies are substantially similar to the current policies of the respective Funds and are intended to standardize the fundamental investment policies among certain of the Hartford Fund Family. The additional language regarding "loans" and "borrowers" has been added in order to clarify that, to the extent a Fund is permitted to invest in loans that are not securities, investments in such loans will be considered in calculating whether more than 25% of a Fund's total assets are invested in companies whose principal business activities are in the same industry. If adopted by the shareholders, this policy is not expected to alter the investment practices of the Funds.

      H. THE HARTFORD SMALLCAP GROWTH FUND ONLY. (For purposes of this section, the term "Fund" shall refer to the Fund listed above.)

                  (i) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

                  (ii) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SECURITIES TRADING ACCOUNTS.

      The Fund is currently subject to a fundamental investment policy providing that the Fund will not purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock. If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. Under the 1940 Act, the Fund is not required to have an investment policy regarding purchases from and sales to officers, directors and employees. None of the other funds in the Hartford Fund Family has such an investment policy. The restriction appears to be derived from existing prohibitions under applicable law against principal transactions between the Fund and certain affiliated persons.

      The Fund is also currently subject to a fundamental investment policy providing that the Fund will not "participate on a joint or a joint and several basis in any securities trading account." If the shareholders of the Fund approve this proposal, the noted policy will be eliminated. Under the 1940 Act, the Fund is not required to have an investment policy regarding securities trading accounts. None of the other funds in the Hartford Fund Family has such a restriction. Under certain circumstances, participation in joint trading accounts may be beneficial to a Fund, resulting in potentially lower trading costs and better execution. Participation in a joint trading account with affiliated persons of a Fund requires exemptive relief from the Commission, which has previously been obtained by the Hartford fund complex. Elimination of the existing policy would allow this Fund to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief granted by the Commission to the Fund).

      The elimination of these fundamental policies is not intended to materially change the investment practices of the Fund. These changes are intended to reduce administrative burdens by eliminating fundamental policies that are not required and are not expected to apply to other funds in the Hartford Fund Family. In addition, HIFSCO has proposed these changes in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, and the Board of Directors has deemed such changes to be in the best interests of the Fund's shareholders. The approval of Proposal III(H)(i) is effective regardless of whether Proposal III(H)(ii) is approved, and the approval of Proposal III(H)(ii) is effective regardless of whether Proposal III(H)(i) is approved.

      I. THE HARTFORD CAPITAL APPRECIATION FUND, THE HARTFORD DISCIPLINED EQUITY FUND, THE HARTFORD GLOBAL HEALTH FUND, THE HARTFORD GLOBAL TECHNOLOGY FUND, THE HARTFORD SMALLCAP GROWTH FUND, AND THE HARTFORD STOCK FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.

      The Hartford SmallCap Growth Fund currently has a fundamental investment policy prohibiting the Fund from making loans to other persons. The Fund's fundamental investment policy provides that repurchase agreements, the lending of securities and the acquiring of debt in accordance with the Prospectus and Statement of Additional Information are not to be considered "loans" for this purpose. The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Capital Appreciation Fund, The Hartford Stock Fund and The Hartford Disciplined Equity Fund each has a fundamental investment restriction prohibiting it from making loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of cash or securities as permitted by applicable law. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:

      The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

      Under the 1940 Act, an investment company must have an investment policy describing its ability to make loans to other people. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations and the use of repurchase agreements. Under certain circumstances, certain investment techniques, such as investing in debt securities, may be considered to be loans. The proposed fundamental investment policy is similar in substance to the one currently in place for each Fund and would impose no limitations on a Fund's lending other than those imposed by the 1940 Act and applicable regulation. The proposal is intended to standardize the fundamental investment policies among the Hartford Fund Family and to maximize the ability of the Funds to respond to regulatory changes.

      When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When the Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

      If adopted by shareholders, this policy is not expected to alter the investment practices of the Funds. If the staff alters its current positions regarding portfolio lending to permit more flexibility, the proposed policy would allow the Funds increased flexibility in portfolio lending without seeking shareholder approval.

      J. THE HARTFORD SMALLCAP GROWTH FUND ONLY. (For purposes of this section, the term "Fund" shall refer to the Fund listed above.) PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT SALES.

      The Fund is subject to a fundamental investment policy that it will not make short sales, except for sales "against the box." If the shareholders approve this proposal, this fundamental investment policy will be eliminated for the Fund and the Fund will be permitted to engage in short sales in accordance with the provisions of the 1940 Act.

      Currently, funds may engage in short sales of securities only in limited circumstances under the 1940 Act. A short sale involves the Fund's sale of a security that the Fund does not own, which is borrowed from a broker or other institution to complete the sale. The Fund is obligated to return securities of the same issue and quantity at a future date and realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must return the borrowed securities unless the short sale is made "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. If the shareholders of the Fund approve this proposal, the noted policy will be eliminated, thereby permitting the Fund to engage in all permissible short sales. The federal regulatory requirement that a Fund segregate certain of its assets against its exposure to short sales places a practical limit on the number of short sales a Fund may enter into. This segregation requirement does not apply to short sales against the box.

      The Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. The value of a particular borrowed security can increase without limitation, and the Funds potentially could realize losses with respect to short sales (other than those which are "against the box") that would be significantly greater than the value of the securities at the time they are sold short.

      Although the proposed elimination of this fundamental investment policy by the Fund would allow it to engage in all types of short sales, the Fund does not currently intend to do so. The Fund is currently subject to a non-fundamental investment restriction prohibiting it from selling securities short or maintaining a short position, except for short sales against the box. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. The Fund's investment adviser has no current intention of proposing any such change to that non-fundamental investment restriction.

      HIFSCO has recommended to the Board of Directors that this policy be eliminated in order to provide flexibility to conduct the investment program of the Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with presenting the change to shareholders for approval at a shareholders' meeting. The proposed change would provide the Fund with additional flexibility in pursuit of its investment objectives and would bring its fundamental investment policies in line with the other members of the Hartford Fund Family.

      K. THE HARTFORD GLOBAL HEALTH FUND AND THE HARTFORD GLOBAL TECHNOLOGY FUND ONLY. (For purposes of this section, the term "Fund" or "Funds" shall refer to the Funds listed above.) PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS WITHIN CERTAIN INDUSTRIES.

      Each of The Hartford Global Health Fund and The Hartford Global Technology Fund focuses its investments in a particular industry sector. The Funds have adopted the following policies:

      The Hartford Global Health Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals, medical products, and health services.

      The Hartford Global Technology Fund normally invests at least 25% of its total assets, in the aggregate, in the following industries: computers and computer equipment, software and computer services, electronics, and communication equipment.

      The Funds propose modifying their fundamental policies to reflect industry groupings more precisely. The modified policies would read as follows (with new language appearing in italics):

      The Hartford Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services.

      The Hartford Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, commercial services and supplies, electronics, and communication equipment.

      A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.

      The Hartford Global Health Fund is subject to certain risks due to its investments in the health sector. Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of those securities and the Fund's overall performance. Lawsuits and regulatory proceedings brought against the issuers of securities could also adversely impact the market value of securities and the Fund's overall performance. Companies in the biotechnology industry are subject to similar risks, and can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.

      The Hartford Global Technology Fund is subject to certain risks due to its investments in the technology sector. Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the Fund's portfolio. In addition, because of rapid technological developments, products or services that are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of securities of issuers in the sector. Issuers in the technology hardware and commercial services and supplies industries are subject to many of the same risks. In addition, issuers in the commercial services and supplies industries can be significantly affected by the ability to attract and retain skilled employees, and the risk that business organizations may seek alternative, cost-effective means to meet their needs.

      The proposed fundamental investment policies are substantially similar to the current policies. If adopted by the shareholders of a Fund, these policies are not expected to alter the investment practices of a Fund.

RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE.

      The Boards of Directors recommend that shareholders vote for each of the foregoing proposals. Approval by a Fund of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Approval by the shareholders of any of the individual items of this Proposal III will be effective regardless of the outcome of shareholder voting in connection with Proposals I or II or any of the other items of this Proposal III, except as described above with respect to Proposals III(A)(i) and III(A)(ii).

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Upon the recommendation of the Audit Committees, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Companies for the fiscal year ending October 31, 2005. E&Y served as independent registered public accounting firm of the Companies for the fiscal years ended October 31, 2003 and 2004.

      The Board of Directors for each Company has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committees review both the audit and non-audit work of the Companies' independent registered public accounting firm, submit recommendations to the Boards as to the selection of the independent registered public accounting firm, and pre-approve (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for the Companies, (ii) all audit services provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the

Companies, provided to HIFSCO, or any affiliate thereof that provides ongoing services to the Companies by any independent registered public accounting firm with an ongoing relationship with the Companies.

      Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds, Inc.'s annual financial statements for the fiscal years ended October 31, 2003 and 2004 were $386,894 and $448,985, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of The Hartford Mutual Funds II, Inc.'s annual financial statements for the fiscal years ended October 31, 2003 and 2004 were $100,306 and $98,215, respectively.

      Audit-Related Fees. No fees were billed by E&Y for professional services rendered that are related to the audit of the Companies' annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended October 31, 2003 and 2004. Aggregate fees in the amount of $35,750 and $37,500 for the fiscal years ended October 31, 2003 and 2004, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies. These fees relate to an annual review of internal controls, as required by regulation, for Hartford Administrative Services Company ("HASCO"), an affiliate which provides transfer agency services to the Companies and over 30 other mutual funds in the Hartford Fund Family.

      Tax Fees. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice, and tax planning to The Hartford Mutual Funds, Inc. for the fiscal years ended October 31, 2003 and 2004 were $69,088 and $81,641, respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice, and tax planning to The Hartford Mutual Funds II, Inc. for the fiscal years ended October 31, 2003 and 2004 were $17,912 and $17,859, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for the fiscal years ended October 31, 2003 and 2004.

      All Other Fees. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2003 and 2004, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committees, for those fiscal years.

      The Audit Committees have considered whether the services described above are compatible with E&Y's independence. The Audit Committees have also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committees have adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committees will pre-approve audit and various categories of non-audit services that the independent registered public accounting firm provides to the Companies, to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committees have given their approval for the provision of audit services by E&Y for the fiscal year ending October 31, 2005 and have also given their general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval by the Audit Committees. The Audit Committees are informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committees' responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" since the pre-approval procedures were adopted by the Audit Committees.

      The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2003 and 2004, amounted to $97,488 and $112,411, respectively. The aggregate non-audit fees billed by E&Y for services rendered to The Hartford Mutual Funds II, Inc. and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended October 31, 2003 and 2004, amounted to $26,262 and $24,589, respectively.

      Representatives of E&Y are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                       EXECUTIVE OFFICERS OF THE COMPANIES

      Information about each executive officer's position and term of office with the Companies and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford or its affiliates. No executive officer receives any compensation from the Companies.

                             POSITION HELD
                               WITH EACH        TERM OF OFFICE* AND
  NAME, AGE AND ADDRESS         COMPANY        LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
-------------------------   ---------------   ------------------------   -----------------------------------------------
DAVID M. ZNAMIEROWSKI       President and     President, The Hartford    Mr. Znamierowski currently serves as President
(age 44)                    Chief Executive   Mutual Funds, Inc. -       of Hartford Investment Management Company;
c/o Hartford Mutual Funds   Officer and       since 1999 (2)             Executive Vice President and Chief Investment
P.O. Box 2999               Director (1)                                 Officer for Hartford Life Inc. and Executive
Hartford, CT 06104-2999                       President, The Hartford    Vice President and Chief Investment Officer for
                                              Mutual Funds II, Inc. -    Hartford Life.  Mr. Znamierowski is also a
                                              since 2001 (2)             Managing Member and Executive Vice President
                                                                         and Chief Investment Officer of HIFSCO and HL
                                              Chief Executive Officer    Advisors.  Mr. Znamierowski is Executive Vice
                                              - since 2005               President and Chief Investment Officer of The
                                                                         Hartford. In addition, he serves as a
                                              Director, The Hartford     Director  of Hartford Series Fund, Inc. and as
                                              Mutual Funds, Inc. -       President and Chief Executive Officer of The
                                              since 1999                 Hartford Income Shares Fund, Inc., Hartford
                                                                         Series Fund, Inc. and Hartford HLS Series Fund
                                                                         II, Inc.

WILLIAM H. DAVISON, JR.     Vice President           Since 2002          Mr. Davison is a Managing Director and Director
(age 48)                                                                 of the Funds Management Group of Hartford
c/o Hartford Mutual Funds                                                Investment Management. Mr. Davison is also a
P.O. Box 2999                                                            Senior Vice President of HIFSCO and HL
Hartford, CT 06104-2999                                                  Advisors. In addition, he serves as a Vice
                                                                         President of The Hartford Income Shares Fund,
                                                                         Inc., Hartford Series Fund, Inc. and Hartford
                                                                         HLS Series Fund II, Inc.

TTAMARA L. FAGELY           Vice President,   The Hartford Mutual        Ms. Fagely has been Vice President of HASCO
(age 47)                    Controller, and   Funds, Inc. - since 2002   since 1998. Prior to 1998, she was Second Vice
500 Bielenberg Drive        Treasurer                                    President of HASCO. Ms. Fagely is a Vice President
Woodbury, MN 55125                            The Hartford Mutual        of Hartford Life, where she served as Assistant
                                              Funds II, Inc. - since     Vice President until May 2005. In addition, she is
                                              1993                       Controller of HIFSCO and Vice President, Controller,
                                                                         and Treasurer of The Hartford Income Shares Fund,
                                                                         Inc. and Hartford Series Fund, Inc. and
                                                                         Hartford HLS Series Fund II, Inc.

                             POSITION HELD
                               WITH EACH        TERM OF OFFICE* AND
  NAME, AGE AND ADDRESS         COMPANY        LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
-------------------------   ---------------   ------------------------   -----------------------------------------------
MARY JANE FORTIN            Vice President           Since 2003          Ms. Fortin is Senior Vice President and
(age 40)                                                                 Director of Mutual Funds and 529 Programs for
c/o Hartford Mutual Funds                                                Hartford Life. She also serves as Vice
P.O. Box 2999                                                            President of HL Advisors and HIFSCO.
Hartford, CT 06104-2999                                                  Previously, Ms. Fortin served as Senior Vice
                                                                         President and Chief Accounting Officer of
                                                                         Hartford Life. She joined Hartford Life in 1997.

GEORGE R. JAY               Vice President    The Hartford Mutual        Mr. Jay serves as Assistant Vice President of
(age 53)                    and Chief         Funds, Inc. - since 1996   Hartford Life. In addition, he serves as
c/o Hartford Mutual Funds   Compliance                                   Controller of HL Advisors. He also serves as
P.O. Box 2999               Officer           The Hartford Mutual        Chief Broker/Dealer Compliance Officer for
Hartford, CT 06104-2999                       Funds II, Inc. - since     HIFSCO and Vice President and Chief Compliance
                                              2001                       Officer of Hartford Series Fund, Inc., Hartford
                                                                         HLS Series Fund II, Inc., and The Hartford
                                              Chief Compliance           Income Shares Fund, Inc.
                                              Officer - since 2004

STEPHEN T. JOYCE            Vice President    The Hartford Mutual        Mr. Joyce currently serves as Senior Vice
(age 46)                                      Funds, Inc. - since 2000   President and Director of the Institutional
c/o Hartford Mutual Funds                                                Solutions Group for Hartford Life. Mr. Joyce is
P.O. Box 2999                                 The Hartford Mutual        also a Senior Vice President of HL Advisors and
Hartford, CT 06104-2999                       Funds II, Inc. - since     a Vice President of The Hartford Income Shares
                                              2001                       Fund, Inc., Hartford Series Fund, Inc. and
                                                                         Hartford HLS Series Fund II, Inc. Previously he
                                                                         served as Vice President (1997-1999) and
                                                                         Assistant Vice President (1994-1997) of
                                                                         Hartford Life.

DAVID N. LEVENSON           Vice President    The Hartford Mutual        Mr. Levenson serves as Senior Vice President of
(age 38)                                      Funds, Inc. - since 2000   Hartford Life's Retail Product Management Group
c/o Hartford Mutual Funds                                                and is responsible for all retail product
P.O. Box 2999                                 The Hartford Mutual        management and profitability. Mr. Levenson is
Hartford, CT 06104-2999                       Funds II, Inc. - since     also a Senior Vice President of HIFSCO. In
                                              2001                       addition, he serves as Vice President of The
                                                                         Hartford Income Shares Fund, Inc., Hartford
                                                                         Series Fund, Inc. and Hartford HLS Series Fund
                                                                         II, Inc. Mr. Levenson joined The Hartford in
                                                                         1995.

EDWARD P. MACDONALD         Vice President           Since 2005          Mr. Macdonald serves as Assistant General
(age 37)                    and Secretary                                Counsel of The Hartford. Additionally, Mr.
c/o Hartford Mutual Funds                                                Macdonald serves as Vice President and
P.O. Box 2999                                                            Secretary for The Hartford Income Shares Fund,
Hartford, CT 06104-2999                                                  Inc, Hartford Series Fund, Inc., and Hartford
                                                                         HLS Series Fund II, Inc. Prior to joining The
                                                                         Hartford in 2005, Mr. Macdonald was with
                                                                         Prudential Financial (formerly American Skandia
                                                                         Investment Services, Inc.) where he served as
                                                                         Chief Counsel, Investment Management (July 2002
                                                                         to March 2005); Senior Counsel, Securities
                                                                         (September 2000 to June 2002); Counsel
                                                                         (December 1999 to August 2000); and Senior
                                                                         Associate of Counsel (April 1999 to December
                                                                         1999).

DENISE A. SETTIMI           Vice President           Since 2005          Ms. Settimi currently serves as Vice President
(age 44)                                                                 Securities Operations of HASCO.  Since March
c/o Hartford Mutual Funds                                                2003, she has served as Director of Hartford
P.O. Box 2999                                                            Life.  Previously, Ms. Settimi was with
Hartford, CT 06104-2999                                                  American Express Financial Advisors, where she
                                                                         was Director of Retirement Plan Services from
                                                                         1997 to 2003.  In addition, she is a Vice
                                                                         President of The Hartford Income Shares Fund,
                                                                         Inc., Hartford Series Fund, Inc. and Hartford
                                                                         HLS Series Fund II, Inc.

                             POSITION HELD
                               WITH EACH        TERM OF OFFICE* AND
  NAME, AGE AND ADDRESS         COMPANY        LENGTH OF TIME SERVED       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
-------------------------   ---------------   ------------------------   -----------------------------------------------
JOHN C. WALTERS             Vice President    The Hartford Mutual        Mr. Walters serves as Executive Vice President
(age 43)                                      Funds, Inc. - since        and Director of the Investment Products
c/o Hartford Mutual Funds                     2000 (2)                   Division of Hartford Life.  Mr. Walters is also
P.O. Box 2999                                                            a Managing Member and Executive Vice President
Hartford, CT  06104-2999                      The Hartford Mutual        of HIFSCO and HL Advisors.  In addition, he is
                                              Funds II, Inc. - since     President and Chief Executive Officer of The
                                              2001 (2)                   Hartford Income Shares Fund, Inc., Hartford
                                                                         Series Fund, Inc. and Hartford HLS Series Fund
                                                                         II, Inc.  In addition, he is a Vice President
                                                                         of The Hartford Income Shares Fund, Inc.,
                                                                         Hartford Series Fund, Inc. and Hartford HLS
                                                                         Series Fund II, Inc.  Previously, Mr. Walters
                                                                         was with First Union Securities.

*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) Director for The Hartford Mutual Funds, Inc. only.

(2) From February 1, 2005 to March 27, 2005, Mr. Walters served as President and Chief Executive Officer of the Companies.

                                  OTHER MATTERS

      Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                              SHAREHOLDER PROPOSALS

      The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                           By order of the Boards of Directors,

                                           /s/ Edward P. Macdonald

Dated: [JUNE ____, 2005]                   Edward P. Macdonald
                                           Secretary

                                [TO BE COMPLETED]

                                  ATTACHMENT A

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

FUND       CLASS       SHARES OUTSTANDING ON RECORD DATE
----       -----       ---------------------------------

                                  ATTACHMENT B

                        BENEFICIAL OWNERS OF FUND SHARES*

      As of MAY 31, 2005, the following shareholders were the beneficial owners of the percentages of outstanding shares of the Funds as indicated below.

                                     CLASS A (210)           CLASS B (211)           CLASS C (212)           CLASS Y (213)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
ADVISERS FUND                   OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
-------------                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 59,466,911    64.60%    6,742,658     20.55%    2,007,707     10.68%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                               1,559,835      8.30%
New York NY

West Virginia Savings Plan
Trustee
FBO Wst Virginia Savings Plan
Trust                                                                                                    899,858      91.85%
Attn Marilyn Orr
Woodbury MN

                                       CLASS A (1662)           CLASS B (1663)           CLASS C (1664)
                                   ----------------------  ----------------------  ----------------------
                                   AMOUNT AND              AMOUNT AND              AMOUNT AND
                                   NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
AGGRESSIVE GROWTH ALLOCATION FUND  OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
---------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                     576,333     16.40%       72,371       5.12%

Hartford Life Insurance Company
C/O Greg Bubnash                    200,077      5.69%
Simsbury CT
MLPF&S
Attn Fund Administration
Jacksonville FL                                             209,883      14.85%     303,488      13.33%

                             CLASS A (1670)          CLASS B (1671)           CLASS C (1672)
                          ---------------------  ----------------------  ----------------------
                          AMOUNT AND             AMOUNT AND              AMOUNT AND
                          NATURE OF  PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                          BENEFICAL   OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
BALANCED ALLOCATION FUND  OWNERSHIP     OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------------  ---------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO           6,076,994    34.24%     515,797      10.13%

                             CLASS A (1670)          CLASS B (1671)           CLASS C (1672)
                          ---------------------  ----------------------  ----------------------
                          AMOUNT AND             AMOUNT AND              AMOUNT AND
                          NATURE OF  PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                          BENEFICAL   OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
BALANCED ALLOCATION FUND  OWNERSHIP     OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------------  ---------  ----------  ----------  ----------  ----------  ----------
MLPF&S
Attn Fund Administration                                                  830,285      11.82%
Jacksonville FL

                                      CLASS A (214)           CLASS B (228)           CLASS C (237)           CLASS Y (216)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
CAPITAL APPRECIATION FUND        OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
-------------------------        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                  52,306,119    33.44%    7,110,271     14.06%

MLPF&S
Attn Fund Administration          8,156,367     5.21%
Jacksonville FL

Citigroup Global Markets, Inc.
Attn: Peter Booth                                        2,896,808      5.73%    4,495,501      8.78%
New York NY

West Virginia Savings Plan
Trustee
FBO Wst Virginia Savings Plan
Trust                                                                                                    2,618,139     46.56%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                            865,333     15.39%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust                                                                             838,203     14.90%
FBO The Hartford Growth
Allocation
Attn Marilyn Orr
Woodbury MN

                                  CLASS A (1674)         CLASS B (1675)          CLASS C (1676)
                              ---------------------  ----------------------  ----------------------
                              AMOUNT AND             AMOUNT AND              AMOUNT AND
                              NATURE OF  PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                              BENEFICAL   OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
CONSERVATIVE ALLOCATION FUND  OWNERSHIP     OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
----------------------------  ---------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO               1,490,777    25.41%      88,366      8.26%

                                  CLASS A (1674)         CLASS B (1675)          CLASS C (1676)
                              ---------------------  ----------------------  ----------------------
                              AMOUNT AND             AMOUNT AND              AMOUNT AND
                              NATURE OF  PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                              BENEFICAL   OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
CONSERVATIVE ALLOCATION FUND  OWNERSHIP     OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
----------------------------  ---------  ----------  ----------  ----------  ----------  ----------
MLPF&S
Attn Fund Administration      1,382,187    23.56%                             182,081      9.22%
Jacksonville FL

                                     CLASS A (215)            CLASS B (220)           CLASS C (243)           CLASS Y (260)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
DISCIPLINED EQUITY FUND          OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
-----------------------          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                  14,139,886    69.60%    1,308,404     33.62%     522,097      15.70%

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                               2,026,761     45.64%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
Attn Marilyn Orr                                                                                         1,230,475     27.71%
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Agrressive
Attn Marilyn Orr                                                                                           799,119     17.99%
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                      315,030      7.09%
Attn Marilyn Orr
Woodbury MN

                                    CLASS A (223)            CLASS B (224)           CLASS C (248)           CLASS Y (225)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
DIVIDEND AND GROWTH FUND        OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------------        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 80,110,470    72.42%    6,154,024     32.43%    1,538,392     9.78%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                               1,021,793     6.50%
New York NY

                                     CLASS A (223)            CLASS B (224)           CLASS C (248)           CLASS Y (225)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
DIVIDEND AND GROWTH FUND         OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------------         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
West Virginia Savings Plan
Trustee
FBO Wst Virginia Savings Plan
Trust                                                                                                    3,774,997     67.71%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                 564,954     10.13%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
Attn Marilyn Orr                                                                                           437,030      7.84%
Woodbury MN

Commerce Bank Trust Dept C/F
Mori & Co Partnership
Attn: Mutual Fund Processing                                                                               421,489      7.56%
Kansas City MO
State Street Bank & Trust Cust
FBO The Hartford Aggressive
Growth                                                                                                     291,764      5.23%
Attn Marilyn Orr
Woodbury MN

                                    CLASS A (1658)          CLASS B (1659)          CLASS C (1660)          CLASS Y (1661)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
EQUITY INCOME FUND              OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 21,211,707    76.76%    1,149,071     45.53%     303,108      7.05%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                         153,733      6.09%     293,279      6.82%
New York NY

John R. Ryan
c/o Wellington Mgmt                                                                                       36,387      57.44%
Boston MA

John R. Ryan
c/o Wellington Mgmt                                                                                       13,482      21.28%
Boston MA

Patricia D'Innocenzo
c/o Wellington Mgmt                                                                                        6,301       9.95%
Boston MA

                          CLASS A (1269)          CLASS B (1270)           CLASS C (1271)           CLASS Y (1272)
                      ----------------------  ----------------------   ----------------------   ----------------------
                      AMOUNT AND              AMOUNT AND               AMOUNT AND               AMOUNT AND
                      NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE
                      BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS    BENEFICAL    OF CLASS
    FOCUS FUND        OWNERSHIP      OWNED    OWNERSHIP     OWNED      OWNERSHIP      OWNED     OWNERSHIP     OWNED
--------------------  ----------  ----------  ----------  ----------   ----------  ----------   ----------  ----------
Edward D Jones & Co
Maryland Hts MO        2,242,150     38.97%     261,635      15.20%

Piper Jaffray
Attn Jami Podhradsky                             95,457       5.55%      169,455      8.45%
Minneapolis MN

Duncan M. McFarland
c/o Wellington Mgmt                                                                               10,325      20.63%
Boston MA

Perry M. Traquina
c/o Wellington Mgmt                                                                               10,168      20.32%
Boston MA

Kent M. Stahl
c/o Wellington Mgmt                                                                                4,733       9.46%
Boston MA

Perry M. Traquina
c/o Wellington Mgmt                                                                                4,572       9.14%
Boston MA

Steven N. Owen
c/o Wellington Mgmt                                                                                3,181       6.36%
Boston MA

                                CLASS A (1224)          CLASS B (1225)           CLASS C (1226)           CLASS Y (1227)
                            ----------------------  ----------------------   ----------------------   ---------------------
                            AMOUNT AND              AMOUNT AND               AMOUNT AND               AMOUNT AND
                            NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE
                            BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS    BENEFICAL    OF CLASS
GLOBAL COMMUNICATIONS FUND  OWNERSHIP      OWNED    OWNERSHIP     OWNED      OWNERSHIP      OWNED     OWNERSHIP     OWNED
--------------------------  ----------  ----------  ----------  ----------   ----------  ----------   ----------  ----------
HL Investment Advisors
Attn Greg Bubnash             705,846     38.24%
Hartford CT

Edward D Jones & Co
Maryland Hts MO               310,987     16.85%      27,189       8.17%

MLPF&S
Attn Fund Administration                                                       17,507       5.55%
Jacksonville FL

Amy L. Donovan
c/o Wellington Mgmt                                                                                      5,443      17.73%
Boston MA

Archana Basi
c/o Wellington Mgmt                                                                                      4,463      14.54%
Boston MA

                                CLASS A (1224)          CLASS B (1225)           CLASS C (1226)           CLASS Y (1227)
                            ----------------------  ----------------------   ----------------------   ---------------------
                            AMOUNT AND              AMOUNT AND               AMOUNT AND               AMOUNT AND
                            NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE
                            BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS    BENEFICAL    OF CLASS
GLOBAL COMMUNICATIONS FUND  OWNERSHIP      OWNED    OWNERSHIP     OWNED      OWNERSHIP      OWNED     OWNERSHIP     OWNED
--------------------------  ----------  ----------  ----------  ----------   ----------  ----------   ----------  ----------
Michael P. More
c/o Wellington Mgmt                                                                                      3,706      12.07%
Boston MA

Saleem Taj
c/o Wellington Mgmt                                                                                      3,387      11.03%
Boston MA

Patricia A. Coleman
c/o Wellington Mgmt                                                                                      3,305      10.77%
Boston MA

                                    CLASS A (1220)          CLASS B (1221)          CLASS C (1222)          CLASS Y (1223)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
GLOBAL FINANCIAL SERVICES FUND  OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
HL Investment Advisors
Attn Greg Bubnash                570,095      45.93%
Hartford CT

Edward D Jones & Co
Maryland Hts MO                  350,464      28.24%     36,717       12.57%

UBS Financial Services Inc
FBO Carl Voce & Constantina
Voce Ttees                                                                        26,955      10.96%
FBO Their Voce Family
Pls Vrds Est CA

Mark T. Lynch
c/o Wellington Mgmt                                                                                       19,352       30.21%
Boston MA

Mark T. Lynch
c/o Wellington Mgmt                                                                                       10,827       16.90%
Boston MA
Mark T. Lynch
c/o Wellington Mgmt                                                                                        7,833       12.23%
Boston MA

Frances R. Watler
c/o Wellington Mgmt                                                                                        6,105       9.53%
Boston MA

Elizabeth J. LaPlante
c/o Wellington Mgmt                                                                                        3,260       5.09%
Boston MA

Mark T. Lynch
c/o Wellington Mgmt                                                                                        3,250       5.07%
Boston MA

                                      CLASS A (1610)          CLASS B (1611)          CLASS C (1612)          CLASS Y (1613)
                                  ----------------------  ----------------------  ----------------------  ----------------------
                                  AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                  BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
      GLOBAL HEALTH FUND          OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                    4,714,812     39.32%     626,898      13.66%     247,610       5.66%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                   340,782       7.78%
New York NY

William H Gates III And
Melinda French Gates Co-Trustees
Bill & Melinda Gates Foundation                                                                            9,689,922    97.40%
Kirkland WA

                                    CLASS A (206)           CLASS B (285)           CLASS C (291)           CLASS Y (315)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
    GLOBAL LEADERS FUND         OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 15,006,254     53.86%    1,258,693     23.17%     507,317      10.11%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                 301,305       6.00%
New York NY

West Virginia Savings Plan
Trustee
FBO Wst Virginia Savings Plan                                                                            2,795,936     64.83%
Trust
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                785,505      18.21%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Balanced
Allloc                                                                                                    332,976      7.72%
Attn Marilyn Orr
Woodbury Mn
State Street Bank & Trust Cust
FBO The Hartford Aggressive
Growht                                                                                                    232,833      5.40%
Attn Marilyn Orr
Woodbury Mn

                                     CLASS A (1606)         CLASS B (1607)          CLASS C (1608)          CLASS Y (1609)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
   GLOBAL TECHNOLOGY FUND       OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co             2,034,637     33.62%     245,017      8.93%
Maryland Hts MO

Citigroup Global Markets, Inc.

Attn: Peter Booth                                                                203,576       8.31%
New York NY

Richard C. Albright Jr

c/o Wellington Mgmt                                                                                       31,295      18.90%
Boston MA
Stuart E. Lucas
c/o Wellington Mgmt
Boston MA                                                                                                  9,928       6.00%

                              CLASS A (1666)          CLASS B (1667)          CLASS C (1668)
                          ----------------------  ----------------------   ----------------------
                          AMOUNT AND              AMOUNT AND               AMOUNT AND
                          NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF   PERCENTAGE
                          BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL    OF CLASS
   GROWTH ALLOCATION      OWNERSHIP      OWNED    OWNERSHIP      OWNED     OWNERSHIP      OWNED
------------------------  ----------  ----------  ----------  ----------   ----------  ----------
Edward D Jones & Co
Maryland Hts MO            3,413,767    25.08%      312,903     7.10%

MLPF&S
Attn Fund Administration                                                     676,821     10.26%
Jacksonville FL

                                     CLASS A (316)           CLASS B (202)           CLASS C (203)           CLASS Y (204)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
      HIGH YIELD FUND            OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                  12,709,217     45.24%    1,376,544     20.49%     427,198       5.69%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                           376,062      5.60%
New York NY

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                           1,122,931    42.99%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                      951,975     36.45%
Attn Marilyn Orr
Woodbury Mn

                                     CLASS A (316)           CLASS B (202)           CLASS C (203)           CLASS Y (204)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
      HIGH YIELD FUND            OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
State Street Bank & Trust Cust
FBO The Hartford Income Alloc
Attn Marilyn Orr                                                                                           501,554     19.20%
Woodbury Mn

                              CLASS A (1678)          CLASS B (1679)          CLASS C (1680)
                          ----------------------  ----------------------  ----------------------
                          AMOUNT AND              AMOUNT AND              AMOUNT AND
                          NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                          BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
   INCOME  ALLOCATION     OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP      OWNED
------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO              614,764    37.32%       43,521     11.11%      93,999      15.60%

Pershing LLC                199,762     12.13%
Jersey City NJ

NFSC FEBO
Jasper Oil Co Inc            98,423      5.98%
Jasper AL

MLPF&S
Attn Fund Administration                             39,428     10.06%
Jacksonville FL

                                     CLASS A (1638)          CLASS B (1639)          CLASS C (1640)          CLASS Y (1641)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
        INCOME FUND              OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                   905,641      32.89%     89,571       16.58%      29,669       5.76%

Hartford Life Insurance Company
Attn Mark Strogoff                473,280      17.19%
Hartford CT

Martha A Scoles
FBO Scoles Revoc Living Trust                                                      37,842       7.35%
Paramount CA
State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                            793,526     73.95%
Attn Marilyn Orr
Woodbury Mn

                                     CLASS A (1638)          CLASS B (1639)          CLASS C (1640)          CLASS Y (1641)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
        INCOME FUND              OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                      178,020     16.59%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
Attn Marilyn Orr                                                                                           100,491      9.36%
Woodbury Mn

                                   (116)
                           ----------------------
                           AMOUNT AND
                           NATURE OF   PERCENTAGE
                           BENEFICAL    OF CLASS
INCOME SHARES FUND, INC.   OWNERSHIP      OWNED
------------------------   ----------  ----------
Cede & CO
Bowling Green Station      9,610,515     73.93%
New York NY

                                     CLASS A (1646)          CLASS B (1647)          CLASS C (1648)          CLASS Y (1649)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
      INFLATION PLUS FUND        OWNERSHIP     OWNED     OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                  2,075,036      6.03%

Citigroup Global Markets, Inc.
Attn: Peter Booth                1,965,480      5.71%     1,001,969      9.14%    5,003,903     14.25%
New York NY

MLPF&S
Attn Fund Administration                                    702,294      6.41%    3,066,253      8.73%
Jacksonville FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                           2,761,800     44.81%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                1,702,709     27.62%
Attn Marilyn Orr
Woodbury Mn

                                     CLASS A (1646)          CLASS B (1647)          CLASS C (1648)          CLASS Y (1649)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                 NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                 BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
      INFLATION PLUS FUND        OWNERSHIP     OWNED     OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                     1,272,526     20.65%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Income Alloc                                                                               381,698      6.19%
Attn Marilyn Orr
Woodbury Mn

                                     CLASS A (1273)           CLASS B (1274)         CLASS C (1275)          CLASS Y (1276)
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
     INTERNATIONAL CAPITAL       NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
-------------------------------  BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
       APPRECIATION FUND         OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
-------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co              3,869,599     39.15%     293,498      17.01%
Maryland Hts MO

Citigroup Global Markets, Inc.
Attn: Peter Booth                                         149,956      8.69%      348,477      14.26%
New York NY

MLPF&S
Attn Fund Administration                                                          151,137       6.19%
Jacksonville FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                          2,017,859     42.81%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                               1,795,897     38.10%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Aggressive                                                                               532,326      11.29%
Attn Marilyn Orr
Woodbury Mn
State Street Bank & Trust Cust
FBO The Hartford Conservative                                                                             236,072       5.01%
Alloc
Attn Marilyn Orr
Woodbury Mn

                                       CLASS A (207)           CLASS B (208)           CLASS C (239)           CLASS Y (209)
                                   ----------------------  ----------------------  ----------------------  ----------------------
                                   AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                   NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE   NATURE OF  PERCENTAGE
                                   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS    BENEFICAL   OF CLASS
INTERNATIONAL OPPORTUNITIES FUND   OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED     OWNERSHIP    OWNED
--------------------------------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                    4,107,853     52.23%     337,373      16.10%     83,421        5.97%
Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                   70,752        5.06%
New York NY

Saxon & Co                                                                                                   258,755     64.40%
Philadelphia PA

Binkley C. Shorts
c/o Wellington Mgmt
Boston MA                                                                                                     21,587      5.37%

                                      CLASS A (1277)          CLASS B (1278)          CLASS C (1279)          CLASS Y (1280)
                                  ----------------------  ----------------------  ----------------------  ----------------------
                                  AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                  BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
INTERNATIONAL SMALL COMPANY FUND  OWNERSHIP     OWNED     OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
--------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co                 470,476      19.61%     28,585       6.98%
Maryland Hts MO

Louis R Benzak and Calvert
Collins
Ttees FBO Chandler Cox Trust        142,103       5.92%
Palm Beach FL

Raymond James & Assoc Inc
FBO Brasier Tr                                              20,653       5.05%
St Petersburg FL

NFSC FEBO
FBO Tim Earl Gill                                                                                          1,188,181      25.47%
Denver CO

SEI Private Trust Co
C/O Mellon Bank                                                                                              840,129      18.01%
Oaks PA

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                   601,243      12.89%
Attn Marilyn Orr
Woodbury Mn

Wilmington Trust Co Cust
W/Peel Partnership LPI-A Del LP                                                                              445,747       9.55%
c/o Mutual Funds
Wilmington DE

                                      CLASS A (1277)          CLASS B (1278)          CLASS C (1279)          CLASS Y (1280)
                                  ----------------------  ----------------------  ----------------------  ----------------------
                                  AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                  BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
INTERNATIONAL SMALL COMPANY FUND  OWNERSHIP     OWNED     OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
--------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
State Street Bank & Trust Cust
FBO The Hartford Aggressive
Growth
Attn Marilyn Orr                                                                                             356,425       7.64%
Woodbury Mn

                                    CLASS A (937)           CLASS B (978)           CLASS C (238)           CLASS Y ( 229)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
         MIDCAP FUND            OWNERSHIP      OWNED    OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 26,228,649     40.45%    3,322,867     16.91%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                        1,086,451      5.53%    1,719,515     8.13%
New York NY

West Virginia Savings Plan
Trustee
FBO Wst Virginia Savings Plan
Trust                                                                                                   3,024,212      60.92%
Attn Marilyn Orr
Woodbury MN

NFSC FEBO
Tim Earl Gill                                                                                             668,618      13.47%
Denver CO

American Express Trust Co FBO
American Express Tr Retirement
Plan                                                                                                      391,463       7.89%
Minneapolis MN

                                    CLASS A (1281)          CLASS B (1282)          CLASS C (1283)          CLASS Y (1284)
                                ----------------------  ----------------------  ----------------------  ----------------------
                                AMOUNT AND              AMOUNT AND              AMOUNT AND              AMOUNT AND
                                NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE  NATURE OF   PERCENTAGE
                                BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS   BENEFICAL    OF CLASS
     MIDCAP VALUE FUND          OWNERSHIP     OWNED     OWNERSHIP      OWNED    OWNERSHIP      OWNED    OWNERSHIP     OWNED
------------------------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Edward D Jones & Co
Maryland Hts MO                 12,125,944     54.87%     919,036      18.91%

State Street Bank & Trust Cust
FBO The Hartford Balanced
Alloc                                                                                                    1,089,233     45.31%
Attn Marilyn Orr
Woodbury Mn

                                           CLASS A (1281)         CLASS B (1282)         CLASS C (1283)         CLASS Y (1284)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
       MIDCAP VALUE FUND               OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
       -----------------               ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                    604,714    25.15%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Aggressive                                                                                   356,881    14.84%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                         353,251    14.69%
Attn Marilyn Orr
Woodbury Mn

                                           CLASS A (940)          CLASS B (290)          CLASS C (259)          CLASS Y (201)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
       MONEY MARKET FUND               OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
       -----------------               ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                        10,490,785    5.76%     2,139,128   6.22%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                     1,174,214   6.19%
New York NY

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              5,445,380   40.79%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc                                                                          3,708,421   27.78%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Income Alloc                                                                                3,400,844   25.47%
Attn Marilyn Orr
Woodbury Mn

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan                                                                                  795,598    5.96%
Trust
Attn Marilyn Orr
Woodbury MN

                                           CLASS A (1642)         CLASS B (1643)         CLASS C (1644)         CLASS Y (1645)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
        SHORT DURATION FUND            OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
        -------------------            ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                          428,647    11.90%

MLPF&S
Attn Fund Administration                                                               377,748    12.88%
Jacksonville FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              3,849,755   55.26%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc                                                                          1,598,651   22.95%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation                                                                             806,894   11.58%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Income Alloc                                                                                  711,756   10.22%
Attn Marilyn Orr
Woodbury Mn

                                           CLASS A (1622)         CLASS B (1623)         CLASS C (1624)         CLASS Y (1625)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
       SMALLCAP GROWTH FUND            OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
       --------------------            ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                          272,071    14.29%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                      42,004     9.08%
New York NY

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation                                                                            677,041    52.65%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Aggressive Alloc                                                                             286,126    22.25%
Attn Marilyn Orr
Woodbury Mn

                                           CLASS A (1622)         CLASS B (1623)         CLASS C (1624)         CLASS Y (1625)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
       SMALLCAP GROWTH FUND            OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
       --------------------            ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                               218,011    16.95%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc                                                                            67,752    5.27%
Attn Marilyn Orr
Woodbury Mn

                                           CLASS A (205)          CLASS B (227)          CLASS C (231)          CLASS Y (979)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
        SMALL COMPANY FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
        ------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         3,612,236   39.06%      364,520    9.44%       170,348    6.00%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                               216,900    5.91%       198,235    6.98%
New York NY

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation                                                                            932,978    42.77%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                               731,738    33.54%
Attn Marilyn Orr
Woodbury Mn

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth                                                                            230,001    10.54%
Attn Marilyn Orr
Woodbury Mn
Saxon & Co
Philadelphia PA 19182-001                                                                                     220,400    10.10%

                                           CLASS A (221)          CLASS B (972)          CLASS C (242)          CLASS Y (222)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
          STOCK FUND                   OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
          ----------                   ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                        30,171,915   63.79%     3,873,973   20.92%     1,213,624   9.86%

Citigroup Global Markets, Inc.                                 1,242,001   6.71%        708,098   5.75%
Attn: Peter Booth
New York NY

                                           CLASS A (221)          CLASS B (972)          CLASS C (242)          CLASS Y (222)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
             STOCK FUND                OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
             ----------                ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust                                                                          3,614,218   68.09%
Attn Marilyn Orr
Woodbury MN
Saxon & Co                                                                                                     679,367   12.80%
Philadelphia PA

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                                459,865    8.66%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc                                                                            402,842    7.59%
Attn: Marilyn Orr
Woodbury MN

                                           CLASS A (1650)         CLASS B (1651)         CLASS C (1652)
                                       ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    TAX-FREE CALIFORNIA FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ------------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Hartford Life Insurance Company
Attn: Mark Strogoff                      776,723    51.99%
Hartford CT

Edward D Jones & Co
Maryland Hts MO                          263,399    17.63%      20,390     19.31%

Wallace & Yolanda Morton
TTEES
Wallce & Yolanda Morton Revoc             97,737     654%
Living Trust
Santa Clarita CA

NFSC FEBO
Arthur Zuber & Martha Schuett TR                                21,107     19.99%
Martha Schuett Ttee
Sebastopol CA

Pershing LLC
Jersey City NJ                                                  13,850     13.12%

NFSC FEBO
Ronald W Saurer
Correne E Saurer                                                12,525     11.86%
Newport Beach CA

Raymond James & Assoc Inc
FBO Cal Property 1                                               5,707      5.41%
St Petersburg FL

                                           CLASS A (1650)         CLASS B (1651)         CLASS C (1652)
                                       ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    TAX-FREE CALIFORNIA FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ------------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Lucille E Horstman
Judy Ann Cipriani Ttees
FBO Gilbert F And Lucille E                                     5,283      5.00%
Horstman Lifetime Trust
Arcadia CA

Robert Parry & Denise Parry Ttees
FBO Family Trust Of Robert W
Parry and Denise A Parry                                                               15,486     9.91%
Santa Rosa CA

Tim A Driscoll & Carolyn Regalia
Ttee FBO Timothy A Driscoll &
Carol A Regalia                                                                        14,574     9.33%
Redwood City CA

Thomas J Wiggin Trustee
FBO Wiggin Family Trust                                                                12,784     8.18%
Novato CA

Dale L And Pearline Butler Ttees
FBO Dale L Butler And Pearline
Butler Family Trust                                                                    11,649     7.45%
Palm Desert CA

NFSC FEBO
Nelly Van Der Eyk Ttee
The Cornelius & Nelly Van Der                                                          10,299     6.59%
Eyk Fam Living Tr
Visalia CA

Florence Woods Trustee
FBO Woods Family Trust                                                                  9,672     6.19%
Sebastopol CA
Jack W & Frances R Walker Ttee
FBO Walker Family Trust
Penngrove CA                                                                            8,573     5.49%

                                           CLASS A (1654)         CLASS B (1655)         CLASS C (1656)
                                       ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    TAX-FREE NEW YORK FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Hartford Life Insurance Company
Attn: Mark Strogoff                      885,988    83.48%      108,722    67.49%      108,722   53.23%
Hartford CT

Oscar T Ortiz
Rochester NY                                                     10,438     6.48%

Pershing LLC
Jersey City NJ                                                   10,118     6.28%

                                           CLASS A (1654)         CLASS B (1655)         CLASS C (1656)
                                       ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    TAX-FREE NEW YORK FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Julia Daniels
Bronx NY                                                          9,612     5.97%

First Clearing LLC
Eva Goldmann Family Trust Gst                                                           21,630   10.59%
Exempt Robert Goldmann
New York NY

First Clearing LLC
Marcos Szulman & Ana Szulman                                                            13,926    6.82%
Glen Cove NY

First Clearing LLC
Peter Bertolotti &
David Bertolotti Jt Ten                                                                 11,053    5.41%
New York NY

                                           CLASS A (217)          CLASS B (218)          CLASS C (254)          CLASS Y (219)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
      TOTAL RETURN BOND FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
      ----------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                        17,009,308   61.30%     1,720,259   21.74%      597,059    8.27%

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan
Trust                                                                                                        6,135,405   42.05%
Attn Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              3,091,316   21.19%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust

FBO The Hartford Growth
Allocation                                                                                                   1,702,709   11.67%
Attn: Marilyn Orr
Woodbury MN

Saxon & Co                                                                                                   1,470,824   10.08%
Philadelphia PA

State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                        1,189,460    8.15%
Attn: Marilyn Orr
Woodbury MN

                                           CLASS A (1285)         CLASS B (1286)         CLASS C (1287)         CLASS Y (1288)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
          VALUE FUND                   OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
          ----------                   ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         3,572,180   60.24%      249,505     25.88%     83,315      8.07%

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                   2,550,927   52.26%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
Attn: Marilyn Orr                                                                                            1,422,860   29.15%
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive                                                                                    905,210   18.55%
Attn: Marilyn Orr
Woodbury MN

                                           CLASS A (1614)         CLASS B (1615)         CLASS C (1616)         CLASS Y (1617)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    VALUE OPPORTUNITIES FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ------------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         1,114,956   37.42%      114,631    15.93%

State Street Bank & Trust Cust
FBO The Hartford Growth
Allocation                                                                                                   1,527,153   38.24%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              1,509,054   37.78%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive
Growth                                                                                                         601,411   15.06%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Conservative
Alloc                                                                                                          356,222    8.92%
Attn: Marilyn Orr
Woodbury MN

                                           CLASS A (1228)         CLASS B (1229)         CLASS C (1230)         CLASS H (155)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
         GROWTH FUND                   OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
         -----------                   ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         9,938,762    28.51%     542,112    18.89%

MLPF&S
Attn Fund Administration                5,586,540    16.03%                            600,256    12.63%
Jacksonville FL

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                      312,862     6.58%
New York NY

                                           CLASS L (105)          CLASS M (135)          CLASS N (175)          CLASS Y (1231)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
           GROWTH FUND                 OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
           -----------                 ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              1,031,290   44.73%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation                                                                             771,913   33.48%
Attn: Marilyn Orr
Woodbury MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth                                                                             502,417   21.79%
Attn: Marilyn Orr
Woodbury MN

                                           CLASS A (1618)         CLASS B (1619)         CLASS C (1620)         CLASS H (158)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    GROWTH OPPORTUNITIES FUND          OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    -------------------------          ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
MLPF&S
Attn Fund Administration                2,180,047   43.21%
Jacksonville FL

Edward D Jones & Co
Maryland Hts MO                           557,777   11.05%

                                           CLASS L (108)          CLASS M (138)          CLASS N (178)          CLASS Y (1621)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
   GROWTH OPPORTUNITIES FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
   -------------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Hartford Life & Annuity Ins Co
Attn Jackie Selman                                                                                             493,790   95.28%
Hartford CT

                                           CLASS Z (198)
                                       ---------------------
                                       AMOUNT AND
                                       NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS
   GROWTH OPPORTUNITIES FUND           OWNERSHIP    OWNED
   -------------------------           ---------- ----------
Hartford Life & Annuity Ins Co           67,653     5.69%
Attn Jackie Selman
Hartford CT

                                           CLASS A (1626)         CLASS B (1627)         CLASS C (1628)         CLASS H (162)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
   TAX-FREE MINNESOTA FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
   -----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                          305,370    61.23%      13,635     20.96%

Piper Jaffray
Attn Jami Podhradsky                                            25,093     38.58%       2,500     7.42%
Minneapolis MN

Florence M Lutter
Rochester MN                                                    13,524     20.79%

Emil Blazek
Janice E Blazek JTWROS                                           4,555      7.00%
Owatonna MN

Primevest Financial Services (FBO)
Bernard M Berres                                                 3,589      5.52%
St Cloud MN

Wells Fargo Investments LLC
Minneapolis MN                                                                          9,876    29.31%

Roger Rossum
Karen Rossum JTWROS                                                                     4,167    12.37%
Erhard MN

Wells Fargo Investments LLC
Minneapolis MN                                                                          3,712    11.01%

Raymond James & Assoc Inc.
FBO Raths Irene                                                                         2,476     7.35%
St Petersburg FL

                                           CLASS A (1626)         CLASS B (1627)         CLASS C (1628)         CLASS H (162)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
   TAX-FREE MINNESOTA FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
   -----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
James F Brown And
Sharon A Brown JTTEN                                                                    2,014     5.98%
Cologne MN

John A Speaker
Mequon WI                                                                               1,988     5.90%

U.S. Bancorp Investments, Inc.
Minneapolis MN                                                                                                10,202     91.21%

                                           CLASS L (112)          CLASS M (142)          CLASS N (182)          CLASS Y (1629)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
   TAX-FREE MINNESOTA FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
   -----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Betty Mae Nelson
Bellingham MN                            59,698     21.62%

Pershing LLC
Jersey City NY                                                   6,408     52.15%

Henrietta Jane Collins
E Grand Forks MN                                                 1,916     15.60%

Wells Fargo Investments LLC
Minneapolis MN                                                   1,501     12.22%

Regina L Wald
E Grand Forks MN                                                   965      7.86%

Lyle W Jahnke
Olivia MN                                                                              5,053      25.15%

Henry A Prchal and
Patricia E Prchal                                                                      3,494      17.39%
Young America MN

Catherine A Estrem
Maplewood MN                                                                           3,026      15.06%

James Michael Olson
Valerie J Olson                                                                        2,434      12.11%
Hawick MN

Harvey Hagedorn
Winnebago MN                                                                           1,373       6.83%

Janice K Teeple
Paul R Peterson                                                                        1,104       5.49%
Raymond MN

                                           CLASS L (112)          CLASS M (142)          CLASS N (182)          CLASS Y (1629)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
   TAX-FREE MINNESOTA FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
   -----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
H L Investment Advisors
Attn Greg Bubnash                                                                                              114       97.55%
Hartford CT

                                           CLASS A (1630)         CLASS B (1631)         CLASS C (1632)         CLASS H (163)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
    TAX-FREE NATIONAL FUND             OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
    ----------------------             ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         1,763,920  50.55%       59,738     9.57%

Pershing LLC
Jersey City NY                            189,389   5.43%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                               39,502     6.33%       97,554     13.67%
New York NY

MLPF&S
Attn Fund Administration                                                               77,892     10.91%
Jacksonville FL

First Clearing LLC
John C Hunter &
Geneva L Hunger JT/WROS                                                                36,101      5.06%
Winston Salem NC

Maurice Moler Estate
Kenneth E Horsman Executor                                                                                     4,642     12.62%
C/O Brainard Law Office
Charleston IL
Margaret E Tanigawa
Mits J Tanigawa                                                                                                3,731     10.14%
Westlake Village CA

A G Edwards & Sons Inc FBO
Olive F Claxton &                                                                                              2,981      8.11%
Daniel Claxton
Saint Louis MO

Judith V Rohde
Arvada CO                                                                                                      2,892      7.86%

Pershing LLC
Jersey City NY                                                                                                 2,743      7.46%

Ruth H Gage &
Sandra J Bitterman JTTEN                                                                                       2,272      6.18%
Jensen Beach FL

                                           CLASS A (1630)         CLASS B (1631)         CLASS C (1632)         CLASS H (163)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
      TAX-FREE NATIONAL FUND           OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
      ----------------------           ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
A G Edwards & Sons Inc FBO
Olive F Claxton &                                                                                              2,193      5.96%
Diane G Toth
Saint Louis MO

Anna M Masler
Audrey M Barcelona JT WROS                                                                                     1,975      5.37%
Palos Park IL

Anglea Koutsoutis
Calson MD                                                                                                      1,918      5.22%

Gertrude Sutton-Mallory Trustee
FBO Gertrude Sutton Mallory Trust                                                                              1,906      5.18%
Trumbull CT

                                           CLASS L (113)          CLASS M (143)          CLASS N (183)          CLASS Y (1633)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
  TAX-FREE NATIONAL FUND               OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
  ----------------------               ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Thomas A Hebert
Oconomowoc WI                            38,691     5.39%

Delores M Kerkhoff
Templeton IA                                                    28,165     24.35%

Harold M Sales Trustee
FBO Florence E Sales Trust                                      17,427     15.07%
Englewood CO

Anthony Ciccarino                                               11,792     10.20%
Amsterdam NY
Elvada M. Torsiello
Amerstdam NY                                                    11,590     10.02%

Anthony Ciccarino
Amsterdam NY                                                    10,625      9.19%

Piper Jaffray
Attn Jami Podhradsky                                             7,130      6.16%
Minneapolis MN

Ethel L Robb
Sheryl L Abraham POA                                                                   10,885     22.04%
Sandy OR

Joan C Steadman-Cook
Westerly RI                                                                             5,176     10.48%

Jeanie M Chresos
Parma OH                                                                                4,884      9.89%

                                           CLASS L (113)          CLASS M (143)          CLASS N (183)          CLASS Y (1633)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
 TAX-FREE NATIONAL FUND                OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
 ----------------------                ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Sheldon Schram
West Paterson NJ                                                                        4,611      9.34%

Pershing LLC
Jersey City NY                                                                          3,605      7.30%

Jacqueline A Olejniczak
Glen Ellyn IL                                                                           2,880      5.83%

Glenn H Mannes
Bernita K Mannes JTWROS                                                                 2,741      5.83%
Yankton SD

H L Investment Advisors
Attn Greg Bubnash                                                                                              108       97.56%
Hartford CT

                                           CLASS A (1634)         CLASS B (1635)         CLASS C (1636)         CLASS H (165)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
 U.S. GOVERNMENT SECURITIES FUND       OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
 -------------------------------       ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Edward D Jones & Co
Maryland Hts MO                         1,566,643   29.15%      184,056     7.44%      78,808      6.43%

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                                      70,556      5.76%
New York NY

                                           CLASS L (115)          CLASS M (145)          CLASS N (185)          CLASS Y (1637)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
 U.S. GOVERNMENT SECURITIES FUND       OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
 -------------------------------       ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
Horace Snipes
Chattanooga TN                                                                         13,316     13.32%

Richard Maynard Priest Trustee
FBO The Priest Living Trust                                                             6,265      6.27%
Sparks NV

US Bank Natl Assoc C/F
Molt C Shafer                                                                           5,511      5.51%
Clendenin WV

Craig W Spellman Cust
Joseph William Spellman                                                                 5,028      5.03%
Burleson TX

                                           CLASS L (115)          CLASS M (145)          CLASS N (185)          CLASS Y (1637)
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       AMOUNT AND             AMOUNT AND             AMOUNT AND             AMOUNT AND
                                       NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE  NATURE OF  PERCENTAGE
                                       BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS   BENEFICAL   OF CLASS
 U.S. GOVERNMENT SECURITIES FUND       OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED     OWNERSHIP    OWNED
 -------------------------------       ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation                                                                            838,123    99.98%
Attn Marilyn Orr
Woodbury MN

* EACH ENTITY SET FORTH IN THE TABLES ABOVE IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF CERTAIN OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH CERTAIN OF THE ENTITIES GENERALLY DO NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD ORDINARILY DISCLAIM ANY BENEFICIAL INTEREST THEREIN.

                                  ATTACHMENT C

                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.
                      THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED: MAY 13, 2003
REVISED: MARCH 9, 2004

                                   APPENDIX A

             PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
         FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

                  (i) the shareholder's contact information;

                  (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

                  (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

                  (iv) all information regarding the nominee that would be
            required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

                  (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Director.

      It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

5. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity,
      (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9. The final nomination of a prospective director rests solely with the Nominating Committee.

10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                                                       EXHIBIT 1

               CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

      The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

      To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

      The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

            1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

            2. College degree or business experience equivalent to a college degree.

            3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

            4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

            5.    An ability to invest in Hartford funds.

            6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

            7.    A person of high ethical standards.

            8. Must meet minimum standards set out in the funds' audit committee charter.

            9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

                                  ATTACHMENT D

 The following tables outline the proposed changes in the fundamental policies for each affected Fund, stating the current policy and the proposed revised policy.

                       THE HARTFORD MUTUAL FUNDS II, INC.:

                        THE HARTFORD SMALLCAP GROWTH FUND

           PROPOSAL                            CURRENT POLICY                             REVISED POLICY
           --------                            --------------                             --------------
Proposal to revise fundamental     The Fund "will not concentrate its       The Fund "will not purchase the securities
policy regarding investment        investments in any particular industry,  or loans of any issuer or borrower (other
concentrations within a            except that (i) it may invest up to 25%  than securities or loans issued or
particular industry.               of the value of its total assets in any  guaranteed by the U.S. government or any
                                   particular industry, and (ii) there is   of its agencies or instrumentalities) if,
                                   no limitation with respect to            as a result, more than 25% of the Fund's
                                   investments in obligations issued or     total assets would be invested in the
                                   guaranteed by the U.S. Government or     securities or loans of companies whose
                                   its agencies and instrumentalities.  As  principal business activities are in the
                                   to utility companies, gas, electric,     same industry."
                                   water and telephone companies will be
                                   considered as separate industries.  As
                                   to finance companies, the following
                                   categories will be considered as
                                   separate industries:  (a) captive
                                   automobile finance, such as General
                                   Motors Acceptance Corp. and Ford Motor
                                   Credit Corp.; (b) captive equipment
                                   finance companies, such as Honeywell
                                   Finance Corporation and General
                                   Electric Credit Corp.; (c) captive
                                   retail finance companies, such as Macy
                                   Credit Corp. and Sears Roebuck
                                   Acceptance Corp.; (d) consumer loan
                                   companies, such as Beneficial Finance
                                   Corporation and Household Finance
                                   Corporation; (e)  diversified finance
                                   companies such as CIT Financial Corp.,
                                   Commercial Credit Corporation and Borg
                                   Warner Acceptance Corp.; and (f)
                                   captive oil finance companies, such as
                                   Shell Credit, Inc., Mobil Oil Credit
                                   Corp. and Texaco Financial Services,
                                   Inc."

Proposal to revise                 The Fund "will not invest in real        The Fund "will not purchase or sell real


          PROPOSAL                            CURRENT POLICY                              REVISED POLICY
          --------                            --------------                              --------------
fundamental policy regarding       estate, except the Fund may invest in    estate unless acquired as a result of
investments in real estate or      securities issued by companies owning    ownership of securities or other
interests therein.                 real estate or interests therein."       instruments, although it may purchase
                                                                            securities secured by real estate or
                                                                            interests therein, or securities issued by
                                                                            companies which invest in real estate or
                                                                            interests therein."

Proposal to revise fundamental     The Fund "will not invest in             The Fund "will not purchase or sell
policy regarding purchases and     commodities or commodity contracts,      commodities or commodities contracts,
sales of commodities and           other than for hedging purposes only."   except that the Fund may purchase or sell
commodities contracts.                                                      financial futures contracts, options on
                                                                            financial futures contracts and futures
                                                                            contracts, forward contracts, and options
                                                                            with respect to foreign currencies, and
                                                                            may enter into swap transactions or other
                                                                            financial transactions of any kind."

Proposal to revise fundamental     The Fund "will not make loans to other   The Fund "will not make loans, except to
policy regarding the making of     persons.  Repurchase agreements, the     the extent consistent with the Investment
loans to other persons.            lending of securities and the acquiring  Company Act of 1940, as amended, and the
                                   of debt securities in accordance with    rules and regulations thereunder, or as
                                   the Prospectus and Statement of          may otherwise be permitted from time to
                                   Additional Information are not           time by regulatory authority."
                                   considered to be 'loans' for this
                                   purpose."

Proposal to eliminate              The Fund "will not mortgage, pledge or   The current policy will be eliminated.
fundamental policy regarding the   hypothecate its assets, except in an
mortgage of assets.                amount not exceeding 10% of the value
                                   of its total assets to secure temporary
                                   or emergency borrowing."

Proposal to eliminate              The Fund "will not participate on a      The current policy will be eliminated.
fundamental policy regarding       joint or a joint and several basis in
participation in securities        any securities trading account."
trading accounts.

Proposal to eliminate              The Fund "will not purchase from or      The current policy will be eliminated.
fundamental policy regarding       sell to any officer, director, or
certain purchases from and sales   employee of the Company, or the Fund's
to officers, directors and         adviser or underwriter, or any of their
employees.                         officers or directors, any securities
                                   other than shares of the Fund's common
                                   stock."

Proposal to eliminate              The Fund "will not make short sales,     The current policy will be eliminated.
fundamental policy regarding       except for sales 'against the box.'"
short sales.                       While a short sale is made by selling a
                                   security the Fund does not own, a short
                                   sale is 'against the box' to the

           PROPOSAL                            CURRENT POLICY                            REVISED POLICY
           --------                            --------------                            --------------
                                   extent that the Fund contemporaneously
                                   owns or has the right to obtain
                                   securities identical to those sold
                                   short at no added cost."

Proposal to revise fundamental     The Fund "will not purchase securities   The Fund "will not borrow money or issue
policy regarding the borrowing     on margin or otherwise borrow money or   any class of senior securities, except to
of money, issuing of senior        issue senior securities, except that     the extent consistent with the Investment
securities and purchasing          the Fund, in accordance with its         Company Act of 1940, as amended, and the
securities on margin.              investment objectives and policies, may  rules and regulations thereunder, or as
                                   purchase securities on a when-issued     may otherwise be permitted from time to
                                   and delayed delivery basis, within the   time by regulatory authority."
                                   limitations set forth in the Prospectus
                                   and Statement of Additional
                                   Information.  The Fund may also obtain
                                   such short-term credit as it needs for
                                   the clearance of securities
                                   transactions, and may borrow from
                                   banks, for the account of the Fund, as
                                   a temporary measure to facilitate
                                   redemptions (but not for leveraging or
                                   investment) an amount that does not
                                   exceed 10% of the value of the Fund's
                                   total assets.  No additional investment
                                   securities may be purchased by the Fund
                                   while outstanding borrowings exceed 5%
                                   of the value of the Fund's total
                                   assets."


                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                 PROPOSAL                                 CURRENT POLICY                                REVISED POLICY
                 --------                                 --------------                                --------------
Proposal to revise fundamental policy         The Fund "will not purchase the             The Fund "will not purchase the securities
regarding investment concentrations within    securities of any issuer (other             or loans of any issuer or borrower (other
a particular industry.                        than securities issued or guaranteed by     than securities or loans issued  or
                                              the U.S. government or any of its           guaranteed by the U.S. government or any
                                              agencies or instrumentalities) if, as a     of its agencies or instrumentalities) if,
                                              result, more than 25% of the Fund's total   as a result, more than 25% of the the
                                              assets would be invested in the securities  Fund's total assets would be invested in
                                              of companies whose principal business       in the securities or loans of companies
                                              activities are in the same industry."       whose principal business activities are
                                                                                          in the same industry."

                       THE HARTFORD TAX-FREE NATIONAL FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND

                 PROPOSAL                                 CURRENT POLICY                             REVISED POLICY
                 --------                                 --------------                             --------------
Proposal to revise fundamental policy         The Fund "will not purchase the            The Fund "will not purchase the
regarding investment concentrations within    securities of any issuer (other than       securities or loans of any issuer or
a particular industry.                        securities issued or guaranteed by the     borrower (other than securities or
                                              U.S. government or any of its agencies     loans issued or guaranteed by the U.S.
                                              or instrumentalities) if, as a result,     government or any of its agencies or
                                              more than 25% of the Fund's total          instrumentalities) if, as a result,
                                              assets would be invested in the            more than 25% of the Fund's total
                                              securities of companies whose principal    assets would be invested in the
                                              business activities are in the same        securities or loans of companies whose
                                              industry. ... [T]ax exempt securities      principal business activities are in
                                              are not subject to this limitation         the same industry. ... [T]ax exempt
                                              unless they are backed by the assets       securities are not subject to this
                                              and revenues of non-governmental           limitation unless they are backed by
                                              issuers; this limitation will not apply    the assets and revenues of
                                              to tax exempt securities that have been    non-governmental issuers; this
                                              refunded with U.S. government              limitation will not apply to tax exempt
                                              securities."                               securities that have been refunded with
                                                                                         U.S. government securities."

                        THE HARTFORD MUTUAL FUNDS, INC.:

                     THE HARTFORD CAPITAL APPRECIATION FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                             THE HARTFORD STOCK FUND

                 PROPOSAL                                 CURRENT POLICY                              REVISED POLICY
                 --------                                 --------------                              --------------
Proposal to revise the fundamental policy     The Fund "will not issue senior            The Fund "will not borrow money or issue
regarding the issuing of senior securities.   securities."                               any class of senior securities, except to
                                                                                         the extent consistent with the Investment
                                                                                         Company Act of 1940, as amended, and the
                                                                                         rules and regulations thereunder, or as
                                                                                         may otherwise be permitted from time to
                                                                                         time by regulatory authority."

Proposal to revise the fundamental policy     The Fund "will not borrow money, except    The Fund "will not borrow money or
regarding the borrowing of money.             from banks and then only if immediately    issue any class of senior securities,
                                              after each such borrowing there is         except to the extent consistent with
                                              asset coverage of at least 300% as         the Investment Company Act of 1940, as
                                              defined in the 1940 Act."                  amended, and the rules and regulations
                                                                                         thereunder, or as may otherwise be
                                                                                         permitted from time to time by
                                                                                         regulatory authority."

Proposal to revise the fundamental policy     The Fund "will not invest 25% or more      The Fund "will not purchase the
regarding investment concentrations within    of its total assets in the securities      securities or loans of any issuer or
a particular industry.                        of one or more issuers conducting their    borrower (other than securities or
                                              principal business activities in the       loans issued or guaranteed by the U.S.
                                              same industry (excluding the U.S.          government or any of its agencies or
                                              Government or any of its agencies or       instrumentalities) if, as a result,
                                              instrumentalities)."                       more than 25% of the Fund's total
                                                                                         assets would be invested in the
                                                                                         securities or loans of companies whose
                                                                                         principal business activities are in
                                                                                         the same industry."

Proposal to revise the fundamental policy     The Fund "will not make loans, except      The Fund "will not make loans, except
regarding the making of loans.                through (a) the purchase of debt           to the extent consistent with the
                                              obligations in accordance with the         Investment Company Act of 1940, as
                                              Fund's investment objective and            amended, and the rules and regulations
                                              policies, (b) repurchase agreements        thereunder, or as may otherwise be
                                              with banks, brokers, dealers and other     permitted from time to time by
                                              financial institutions, and (c) loans      regulatory authority."
                                              of cash or securities as permitted by
                                              applicable law."

Proposal to revise the fundamental policy     Each Fund "will not underwrite             Each Fund "will not act as an
regarding underwriting securities.            securities issued by others, except to     underwriter of securities of other
                                              the extent that the sale of portfolio      issuers, except to the extent that, in
                                              securities by the Fund may be deemed to    connection with the disposition of
                                              be an underwriting."                       portfolio securities, the Fund may be
                                                                                         deemed an underwriter under applicable
                                                                                         laws."

                PROPOSAL                                  CURRENT POLICY                              REVISED POLICY
                --------                                  --------------                              --------------
Proposal to revise the fundamental policy     Each Fund "will not purchase or sell       Each Fund "will not purchase or sell
regarding investments in real estate and      real estate, except that each Fund may     real estate unless acquired as a result
interests therein.                            (a) acquire or lease office space for      of ownership of securities or other
                                              its own use, (b) invest in securities      instruments, although it may purchase
                                              of issuers that invest in real estate      securities secured by real estate or
                                              or interests therein (e.g., real estate    interests therein, or securities issued
                                              investment trusts), (c) invest in          by companies which invest in real
                                              securities that are secured by real        estate or interests therein."
                                              estate or interests therein, (d)
                                              purchase and sell mortgage-related
                                              securities, (e) hold and sell real
                                              estate acquired by the Fund as a result
                                              of the ownership of securities and (f)
                                              invest in real estate limited
                                              partnerships."

Proposal to revise the fundamental policy     Each Fund "will not invest in              Each Fund "will not purchase or sell
regarding purchases and sales of              commodities or commodity contracts,        commodities or commodities contracts,
commodities and commodities contracts.        except that the Fund may invest in         except that the Fund may purchase or
                                              currency and financial instruments and     sell financial futures contracts,
                                              contracts that are commodities or          options on financial futures contracts
                                              commodity contracts."                      and futures contracts, forward
                                                                                         contracts, and options with respect to
                                                                                         foreign currencies, and may enter into
                                                                                         swap transactions or other financial
                                                                                         transactions of any kind."

Proposal to revise the fundamental policy     "With respect to 75% of a Fund's total     Each Fund "has elected to be classified
regarding the diversification of              assets," each Fund "will not purchase      as a diversified series of an open-end
investments.                                  securities of an issuer (other than        management investment company."
                                              cash, cash items or securities issued
                                              or guaranteed by the U.S. Government,
                                              its agencies, instrumentalities or
                                              authorities), if (a) such purchase
                                              would cause more than 5% of the Fund's
                                              total assets taken at market value to
                                              be invested in the securities of such
                                              issuer; or (b) such purchase would at
                                              the time result in more than 10% of the
                                              outstanding voting securities of such
                                              issuer being held by the Fund."

                         THE HARFORD GLOBAL HEALTH FUND

                 PROPOSAL                                 CURRENT POLICY                              REVISED POLICY
                 --------                                 --------------                              --------------
Proposal to revise the fundamental policy     The Fund "will not issue senior            The Fund "will not borrow money or
regarding the issuing of senior securities.   securities."                               issue any class of senior securities,
                                                                                         except to the extent consistent with
                                                                                         the Investment Company Act of 1940, as
                                                                                         amended, and the rules and regulations
                                                                                         thereunder, or as may otherwise be
                                                                                         permitted from time to time by
                                                                                         regulatory authority."

Proposal to revise the fundamental policy     The Fund "will not borrow money, except    The Fund "will not borrow money or
regarding the borrowing of money.             from banks and then only if immediately    issue any class of senior securities,
                                              after each such borrowing there is         except to the extent consistent with
                                              asset coverage of at least 300% as         the Investment Company Act of 1940, as
                                              defined in the 1940 Act."                  amended, and the rules and regulations
                                                                                         thereunder, or as may otherwise be
                                                                                         permitted from time to time by
                                                                                         regulatory authority."

Proposal concerning fundamental policy        The Fund "normally invests at least 25%    The Fund "will normally invest at least
regarding investments within certain          of its total assets, in the aggregate,     25% of its total assets, in the
industries.                                   in the following industries:               aggregate, in the following industries:
                                              pharmaceuticals, medical products, and     pharmaceuticals and biotechnology,
                                              health services."                          medical products, and health services."

Proposal to revise the fundamental policy     The Fund "will not make loans, except      The Fund "will not make loans, except
regarding the making of loans.                through (a) the purchase of debt           to the extent consistent with the
                                              obligations in accordance with the         Investment Company Act of 1940, as
                                              Fund's investment objective and            amended, and the rules and regulations
                                              policies, (b) repurchase agreements        thereunder, or as may otherwise be
                                              with banks, brokers, dealers and other     permitted from time to time by
                                              financial institutions, and (c) loans      regulatory authority."
                                              of cash or securities as permitted by
                                              applicable law."

Proposal to revise the fundamental policy     The Fund "will not underwrite              The Fund "will not act as an
regarding underwriting securities.            securities issued by others except to      underwriter of securities of other
                                              the extent that the sale of portfolio      issuers, except to the extent that, in
                                              securities by the Fund may be deemed to    connection with the disposition of
                                              be an underwriting."                       portfolio securities, the Fund may be
                                                                                         deemed an underwriter under applicable
                                                                                         laws."

                PROPOSAL                                  CURRENT POLICY                              REVISED POLICY
                --------                                  --------------                              --------------
Proposal to revise the fundamental policy     The Fund "will not purchase or sell        The Fund "will not purchase or sell
regarding investments in real estate and      real estate, except that the Fund may      real estate unless acquired as a result
interests therein.                            (a) acquire or lease office space for      of ownership of securities or other
                                              its own use, (b) invest in securities      instruments, although it may purchase
                                              of issuers that invest in real estate      securities secured by real estate or
                                              or interests therein (e.g., real estate    interests therein, or securities issued
                                              investment trusts), (c) invest in          by companies which invest in real
                                              securities that are secured by real        estate or interests therein."
                                              estate or interests therein, (d)
                                              purchase and sell mortgage-related
                                              securities, (e) hold and sell real
                                              estate acquired by the Fund as a result
                                              of the ownership of securities and (f)
                                              invest in real estate limited
                                              partnerships."

Proposal to revise the fundamental policy     The Fund "will not invest in               The Fund "will not purchase or sell
regarding purchases and sales of              commodities or commodity contracts,        commodities or commodities contracts,
commodities and commodities contracts.        except that the Fund may invest in         except that the Fund may purchase or
                                              currency and financial instruments and     sell financial futures contracts,
                                              contracts that are commodities or          options on financial futures contracts
                                              commodity contracts."                      and futures contracts, forward
                                                                                         contracts, and options with respect to
                                                                                         foreign currencies, and may enter into
                                                                                         swap transactions or other financial
                                                                                         transactions of any kind."

                       THE HARFORD GLOBAL TECHNOLOGY FUND

                 PROPOSAL                                 CURRENT POLICY                              REVISED POLICY
                 --------                                 --------------                              --------------
Proposal to revise the fundamental policy     The Fund "will not issue senior            The Fund "will not borrow money or
regarding the issuing of senior securities.   securities."                               issue any class of senior securities,
                                                                                         except to the extent consistent with
                                                                                         the Investment Company Act of 1940, as
                                                                                         amended, and the rules and regulations
                                                                                         thereunder, or as may otherwise be
                                                                                         permitted from time to time by
                                                                                         regulatory authority."

Proposal to revise the fundamental policy     The Fund "will not borrow money, except    The Fund "will not borrow money or
regarding the borrowing of money.             from banks and then only if immediately    issue any class of senior securities,
                                              after each such borrowing there is         except to the extent consistent with
                                              asset coverage of at least 300% as         the Investment Company Act of 1940, as
                                              defined in the 1940 Act."                  amended, and the rules and regulations
                                                                                         thereunder, or as may otherwise be
                                                                                         permitted from time to time by
                                                                                         regulatory authority."

Proposal concerning fundamental policy        The Fund "normally invests at least 25%    The Fund "will normally invest at least
regarding investments within certain          of its total assets, in the aggregate,     25% of its total assets, in the
industries.                                   in the following industries: computers     aggregate, in the following industries:
                                              and computer equipment, software and       technology hardware and equipment,
                                              computer services, electronics, and        software and computer services,
                                              communication equipment."                  commercial services and supplies,
                                                                                         electronics, and communication
                                                                                         equipment."

Proposal to revise the fundamental policy     The Fund "will not make loans, except      The Fund "will not make loans, except
regarding the making of loans.                through (a) the purchase of debt           to the extent consistent with the
                                              obligations in accordance with the         Investment Company Act of 1940, as
                                              Fund's investment objective and            amended, and the rules and regulations
                                              policies, (b) repurchase agreements        thereunder, or as may otherwise be
                                              with banks, brokers, dealers and other     permitted from time to time by
                                              financial institutions, and (c) loans      regulatory authority."
                                              of cash or securities as permitted by
                                              applicable law."

Proposal to revise the fundamental policy     The Fund "will not underwrite              The Fund "will not act as an
regarding underwriting securities.            securities issued by others, except to     underwriter of securities of other
                                              the extent that the sale of portfolio      issuers, except to the extent that, in
                                              securities by the Fund may be deemed to    connection with the disposition of
                                              be an underwriting."                       portfolio securities, the Fund may be
                                                                                         deemed an underwriter under applicable
                                                                                         laws."

                PROPOSAL                                  CURRENT POLICY                              REVISED POLICY
                --------                                  --------------                              --------------
Proposal to revise the fundamental policy     The Fund "will not purchase or sell        The Fund "will not purchase or sell
regarding investments in real estate and      real estate, except that the Fund may      real estate unless acquired as a result
interests therein.                            (a) acquire or lease office space for      of ownership of securities or other
                                              its own use, (b) invest in securities      instruments, although it may purchase
                                              of issuers that invest in real estate      securities secured by real estate or
                                              or interests therein (e.g., real estate    interests therein, or securities issued
                                              investment trusts), (c) invest in          by companies which invest in real
                                              securities that are secured by real        estate or interests therein."
                                              estate or interests therein, (d)
                                              purchase and sell mortgage-related
                                              securities, (e) hold and sell real
                                              estate acquired by the Fund as a result
                                              of the ownership of securities and (f)
                                              invest in real estate limited
                                              partnerships."

Proposal to revise the fundamental policy     The Fund "will not invest in               The Fund "will not purchase or sell
regarding purchases and sales of              commodities or commodity contracts,        commodities or commodities contracts,
commodities and commodities contracts.        except that the Fund may invest in         except that the Fund may purchase or
                                              currency and financial instruments and     sell financial futures contracts,
                                              contracts that are commodities or          options on financial futures contracts
                                              commodity contracts."                      and futures contracts, forward
                                                                                         contracts, and options with respect to
                                                                                         foreign currencies, and may enter into
                                                                                         swap transactions or other financial
                                                                                         transactions of any kind."

                           THE HARTFORD ADVISERS FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                             THE HARTFORD FOCUS FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND

                 PROPOSAL                                 CURRENT POLICY                              REVISED POLICY
                 --------                                 --------------                              --------------
Proposal to revise fundamental policy         The Fund "will not purchase the            The Fund "will not purchase the
regarding investment concentrations within    securities of any issuer (other than       securities or loans of any issuer or
a particular industry.                        securities issued or guaranteed by the     borrower (other than securities or
                                              U.S. government or any of its agencies     loans issued or guaranteed by the U.S.
                                              or instrumentalities) if, as a result,     government or any of its agencies or
                                              more than 25% of the Fund's total          instrumentalities) if, as a result,
                                              assets would be invested in the            more than 25% of the Fund's total
                                              securities of companies whose principal    assets would be invested in the
                                              business activities are in the same        securities or loans of companies whose
                                              industry."                                 principal business activities are in
                                                                                         the same industry."

                 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                 PROPOSAL                                 CURRENT POLICY                             REVISED POLICY
                 --------                                 --------------                             --------------
Proposal to revise fundamental policy         The Fund "will not purchase the            The Fund "will not purchase the
regarding investment concentrations within    securities of any issuer (other than       securities or loans of any issuer or
a particular industry.                        securities issued or guaranteed by the     borrower (other than securities or
                                              U.S. government or any of its agencies     loans issued or guaranteed by the U.S.
                                              or instrumentalities) if, as a result,     government or any of its agencies or
                                              more than 25% of the Fund's total          instrumentalities) if, as a result,
                                              assets would be invested in the            more than 25% of the Fund's total
                                              securities of companies whose principal    assets would be invested in the
                                              business activities are in the same        securities or loans of companies whose
                                              industry; except that the Fund may         principal business activities are in
                                              invest more than 25% of its assets in      the same industry; except that the Fund
                                              any one Underlying Fund."                  may invest more than 25% of its assets
                                                                                         in any one Underlying Fund."

                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND

                 PROPOSAL                                 CURRENT POLICY                            REVISED POLICY
                 --------                                 --------------                            --------------
Proposal to revise fundamental policy         The Fund "will not purchase the            The Fund "will not purchase the
regarding investment concentrations within    securities of any issuer (other than       securities or loans of any issuer or
a particular industry.                        securities issued or guaranteed by the     borrower (other than securities or
                                              U.S. government or any of its agencies     loans issued or guaranteed by the U.S.
                                              or instrumentalities) if, as a result,     government or any of its agencies or
                                              more than 25% of the Fund's total          instrumentalities) if, as a result,
                                              assets would be invested in the            more than 25% of the Fund's total
                                              securities of companies whose principal    assets would be invested in the
                                              business activities are in the same        securities or loans of companies whose
                                              industry...[T]ax exempt securities are    principal business activities are in
                                              not subject to this limitation unless      the same industry....[T]ax exempt
                                              they are backed by the assets and          securities are not subject to this
                                              revenues of non-governmental issuers;      limitation unless they are backed by
                                              this limitation will not apply to tax      the assets and revenues of
                                              exempt securities that have been           non-governmental issuers; this
                                              refunded with U.S. government              limitation will not apply to tax exempt
                                              securities."                               securities that have been refunded with
                                                                                         U.S. government securities."

                         THE HARTFORD MUTUAL FUNDS, INC.                   PROXY
                       THE HARTFORD MUTUAL FUNDS II, INC.
[THE HARTFORD LOGO] PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 7, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints [ ] and [ ] or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series named above (the "Fund") held by the undersigned on June 21, 2005, at a Special Meeting of Shareholders to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on September 7, 2005, at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            999 99999 999 999

                            NOTE: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Date                                      HMF_15105

FUND                                   FUND                                         FUND
Fund Name Drop-In 1       2652.8576    Fund Name Drop-In 2         1026.8572        Fund Name Drop-In 3      1026.8572
Fund Name Drop-In 4      57858.6497    Fund Name Drop-In 5         3365.9812        Fund Name Drop-In 6      3365.9812
Fund Name Drop-In 7        103.0851    Fund Name Drop-In 8         9658.0602        Fund Name Drop-In 9      9658.0602

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

[ ] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is necessary.)

                                                                            FOR   WITHHOLD   FORALL
1.    TO ELECT THE FOLLOWING NOMINEES:                                      ALL     ALL      EXCEPT
      01  L.S. Birdsong       02  R.M. Gavin     03  D.E. Hill
      04  P.O. Peterson       05  T.M. Marra     06  L.A. Smith             [ ]     [ ]       [ ]
      07  D.M. Znamierowski   08  S.S. Jaffee    09  W.P. Johnston

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below:
_______________________________________________________________________

2. PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]      [ ]    Fund Name Drop-In 3  [ ]    [ ]      [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]      [ ]    Fund Name Drop-In 6  [ ]    [ ]      [ ]
Fund Name Drop-In 7  [ ]    [ ]     [ ]     Fund Name Drop-In 8  [ ]    [ ]      [ ]    Fund Name Drop-In 9  [ ]    [ ]      [ ]

3(A)(i). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE ISSUING OF
         SENIOR SECURITIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]

3(A)(ii). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
          MONEY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]

3(A)(iii). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE BORROWING OF
           MONEY, ISSUING OF SENIOR SECURITIES AND PURCHASING SECURITIES ON MARGIN.

                             FOR         AGAINST       ABSTAIN
Fund Name Drop-In 1          [ ]           [ ]           [ ]

3(B). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING THE PLEDGING,
      MORTGAGING OR HYPOTHECATING OF ASSETS.

                             FOR         AGAINST       ABSTAIN
Fund Name Drop-In 1          [ ]           [ ]          [ ]

3(C). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING UNDERWRITING
      SECURITIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]

3(D). PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS
      IN REAL ESTATE OR INTERESTS THEREIN.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]     Fund Name Drop-In 6  [ ]    [ ]     [ ]

3(E). PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]     Fund Name Drop-In 6  [ ]    [ ]     [ ]

3(F). PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE
      DIVERSIFICATION OF INVESTMENTS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]

3(G). PROPOSAL TO REVISE THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT
      CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]

3(H)(i). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING PURCHASES FROM
         AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

                             FOR         AGAINST       ABSTAIN
Fund Name Drop-In 1          [ ]           [ ]           [ ]

3(H)(ii). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SECURITIES
          TRADING ACCOUNTS.

                             FOR         AGAINST       ABSTAIN
Fund Name Drop-In 1          [ ]           [ ]           [ ]

3(I). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]     Fund Name Drop-In 3  [ ]    [ ]     [ ]
Fund Name Drop-In 4  [ ]    [ ]     [ ]     Fund Name Drop-In 5  [ ]    [ ]     [ ]     Fund Name Drop-In 6  [ ]    [ ]     [ ]

3(J). PROPOSAL TO ELIMINATE THE FUNDAMENTAL POLICY REGARDING SHORT SALES.

                          FOR         AGAINST       ABSTAIN
Fund Name Drop-In 1       [ ]          [ ]            [ ]

3(K). PROPOSAL TO REVISE THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN CERTAIN
      INDUSTRIES.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1  [ ]    [ ]     [ ]     Fund Name Drop-In 2  [ ]    [ ]     [ ]

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!